===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form N-1A

                  REGISTRATION STATEMENT (NO. 33-2908) UNDER
                          THE SECURITIES ACT OF 1933
                          Pre-Effective Amendment No.
                        Post-Effective Amendment No. 14
                                      and


              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                               Amendment No. 16


                               VANGUARD NEW YORK
                                 TAX-FREE FUND
              (Exact Name of Registrant as Specified in Charter)


                                 P.O. Box 2600
                            Valley Forge, PA 19482
                    (Address of Principal Executive Office)
                 Registrant's Telephone Number (610) 669-1000


                         Raymond J. Klapinsky, Esquire
                                 P.O. Box 876
                            Valley Forge, PA 19482


  It is hereby requested that this filing become effective on March 27, 1998, pursuant to paragraph (b) of Rule 485.

                 Approximate Date of Proposed Public Offering:
  As soon as practicable after this Registration Statement becomes effective.

We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the year ended November 30, 1997 on February 27, 1998.

===============================================================================

                        VANGUARD NEW YORK TAX-FREE FUND

                             CROSS REFERENCE SHEET






Form N-1A
Item Number                                                       Location in Prospectus
 Item 1.       Cover Page ......................................  Cover Page
 Item 2.       Synopsis ........................................  Portfolio Expenses
 Item 3.       Condensed Financial Information .................  Financial Highlights
 Item 4.       General Description of Registrant ...............  The Portfolios' Objectives; Who Should
                                                                  Invest; Investment Strategy; Investment
                                                                  Policies; Investment Limitations; Invest-
                                                                  ment Performance; General Information
 Item 5.       Management of the Fund ..........................  The Portfolios and Vanguard; Investment
                                                                  Adviser
 Item 5A.      Management's Discussion of Fund Performance .....  Herein incorporated by reference to Regis-
                                                                  trant's Annual Report to Shareholders dated
                                                                  November 30, 1997 filed with the Securi-
                                                                  ties & Exchange Commission's EDGAR sys-
                                                                  tem on January 26, 1998
 Item 6.       Capital Stock and Other Securities ..............  Cover Page; Investing with Vanguard; Buy-
                                                                  ing Shares; Redeeming Shares; Share Price;
                                                                  Dividends, Capital Gains and Taxes; Distri-
                                                                  bution Options; General Information
 Item 7.       Purchase of Securities Being Offered ............  Cover Page; Investing with Vanguard; Buy-
                                                                  ing Shares
 Item 8.       Redemption or Repurchase ........................  Redeeming Shares
 Item 9.       Pending Legal Proceedings .......................  Not Applicable
Form N-1A                                                         Location in Statement
Item Number                                                       of Additional Information
 Item 10.      Cover Page ......................................  Cover Page
 Item 11.      Table of Contents ...............................  Cover Page
 Item 12.      General Information and History .................  Investment Limitations; Investment Policies
 Item 13.      Investment Objective and Policies ...............  Investment Limitations; Investment Policies
 Item 14.      Management of the Registrant ....................  Management of the Fund
 Item 15.      Control Persons and Principal Holders of
               Securities ......................................  Management of the Fund
 Item 16.      Investment Advisory and Other Services ..........  Management of the Fund; Investment
                                                                  Management
 Item 17.      Brokerage Allocation ............................  Portfolio Transactions
 Item 18.      Capital Stock and Other Securities ..............  Description of Shares and Voting Rights
 Item 19.      Purchase, Redemption and Pricing of Securities
               Being Offered ...................................  Purchase of Shares; Redemption of Shares;
                                                                  Share Price
 Item 20.      Tax Status ......................................  Not Applicable
 Item 21.      Underwriters ....................................  Not Applicable
 Item 22.      Calculation of Performance Data .................  Calculation of Yield
 Item 23.      Financial Statements ............................  Financial Statements

VANGUARD
NEW YORK
TAX-FREE FUND


Prospectus
March 27, 1998

MONEY MARKET
PORTFOLIO

INSURED LONG-TERM
PORTFOLIO

This prospectus contains financial data for the Fund through the fiscal year ended November 30, 1997.


                               [GRAPHIC OF SHIP]


                                                                 [VANGUARD LOGO]

VANGUARD NEW YORK TAX-FREE FUND

A Federal and New York State
Tax-Exempt Income Mutual Fund

CONTENTS

Portfolio Profile         1

Portfolio Expenses        3

Financial Highlights      4

A Word About Risk         5

The Portfolios'
Objectives                6

Who Should Invest         6

Investment Strategy       7

Investment Policies      11

Investment Limitations   12

Investment
Performance              12

Share Price              13

Dividends, Capital
Gains, and Taxes         14

The Portfolios and
Vanguard                 14

Investment Adviser       15

General Information      15

Investing with
Vanguard                 16

Services and
Account Features         16

Types of Accounts        17

Distribution Options     17

Buying Shares            18

Redeeming Shares         20

Transferring
Registration             22

Portfolio and Account
Updates                  23

Glossary  Inside Back Cover

INVESTMENT OBJECTIVE AND POLICIES

Vanguard New York Tax-Free Fund (the "Fund") is a nondiversified, open-end investment company that includes two separate mutual fund portfolios: the Money Market Portfolio and the Insured Long-Term Portfolio (the "Portfolios"). The Insured Long-Term Portfolio was formerly known as Vanguard New York Insured Tax-Free Fund.

   Each Portfolio, intended for New York State residents only, seeks to provide income that is exempt from both federal and New York State personal income taxes. The Money Market Portfolio also seeks to maintain a constant net asset value of $1 per share. The Money Market Portfolio emphasizes stability; the Insured Long-Term Portfolio emphasizes income over stability.

   IT IS IMPORTANT TO NOTE THAT ALTHOUGH THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE, THIS VALUE IS NOT GUARANTEED. IN ADDITION, THE PORTFOLIOS' SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT OR NEW YORK STATE. ALTHOUGH THE INTEREST AND PRINCIPAL PAYMENTS FOR AT LEAST 80% OF THE BONDS IN THE INSURED LONG-TERM PORTFOLIO ARE GUARANTEED, the value of the bonds themselves is not guaranteed. AS WITH ANY INVESTMENT IN BONDS, WHICH ARE SENSITIVE TO CHANGES IN INTEREST RATES, YOU COULD LOSE MONEY BY INVESTING IN EITHER OF THE PORTFOLIOS.

FEES AND EXPENSES
The Portfolios are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in each Portfolio's expense ratio.

ADDITIONAL INFORMATION ABOUT THE FUND
A Statement of Additional Information (dated March 27, 1998) containing more information about the Portfolios is, by reference, part of this prospectus and may be obtained, along with other information about the Portfolios, without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (http://www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the objectives, risks, and strategy of each Portfolio of Vanguard New York Tax-Free Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIO PROFILE                               Vanguard New York Tax-Free Fund

WHO SHOULD INVEST (page 6)

- New York state residents seeking a municipal bond mutual fund as part of a balanced and diversified investment program.

-    Income-oriented New York state residents in a high tax bracket.

WHO SHOULD NOT INVEST

-    Investors primarily seeking growth of their investment over time.

- Investors unwilling to accept significant fluctuations in share price (this applies only to the Insured Long-Term Portfolio).

-    Investors in a retirement account.

RISKS OF THE PORTFOLIOS (pages 5-12)
Both Portfolios are subject to income risk (the chance that falling interest rates will cause a Portfolio's income to decline) and objective risk (the chance that a particular segment of the municipal bond market--such as long-term or New York state-issued bonds--will trail returns from the overall municipal bond market). The Insured Long-Term Portfolio is also subject to interest rate risk (the chance that bond prices will decline because of rising interest rates).

   The Money Market Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1 per share. THE MONEY MARKET PORTFOLIO MAY INVEST A SIGNIFICANT PORTION OF ITS ASSETS IN A SINGLE ISSUER. AS A RESULT, THE PORTFOLIO IS RISKIER THAN OTHER TYPES OF MONEY MARKET FUNDS THAT REQUIRE GREATER DIVERSIFICATION AMONG ISSUERS. The Insured Long-Term Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. More detailed information about risk--including risks specific to each Portfolio--is provided beginning on page 5.

DIVIDENDS AND CAPITAL GAINS (page 14)
Dividends are declared daily and paid on the first business day of each month. Capital gains, if any, are paid annually in December.

INVESTMENT ADVISER (page 15)
Vanguard Fixed Income Group, Valley Forge, Pa., manages both Portfolios.

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for custodial accounts for minors

Account Features (page 16)
-  Telephone Redemption
-  Checkwriting
-  Vanguard Direct Deposit Service(TM)
-  Vanguard Automatic Exchange Servicesm
-  Vanguard Fund Express(R)
-  Vanguard Dividend Expresssm


AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED NOVEMBER 30, 1997

                                  1 YEAR        5 YEARS           10 YEARS
------------------------------------------------------------------------------
New York Money Market
  Portfolio*                       0.8%            --                --
Lipper New York Tax-Exempt
  Money Market Average             0.8             --                --
New York Insured
  Long-Term Portfolio**            6.4%           7.3%              8.8%
Lipper New York Tax-Exempt
  Municipal Bond Average           5.7            6.5               8.0

 * Note that the Money Market Portfolio did not begin operations until September 3, 1997.
** Formerly known as Vanguard New York Insured Tax-Free Fund.


In evaluating past performance, remember that it is not indicative of future performance. Performance figures include the reinvestment of any dividend and capital gains distributions. The returns shown are net of expenses. Note, too, that both the return and (except for the Money Market Portfolio) principal value of an investment will fluctuate, so investors' shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO PROFILE (continued)                   Vanguard New York Tax-Free Fund


----------------------------------------------------------------------------------------------------------------
                                                                                                   Insured
                                                                             Money Market         Long-Term*
----------------------------------------------------------------------------------------------------------------
Inception Date:                                                               9/3/1997            4/7/1986
Net Assets as of 11/30/1997:                                                $148 million        $1.13 billion
Portfolio's Expense Ratio for the Year Ended 11/30/1997 (Annualized):           0.20%              0.22%
Loads, 12b-1 Marketing Fee:                                                     None                None
Suitable for IRAs:                                                               No                  No
Newspaper Abbreviation:                                                       VangNY**             NYInsLT
CUSIP Number:                                                                92204H202           92204H103
Quotron Symbol:                                                               VYFXX.Q             VNYTX.Q
Vanguard Fund Number:                                                           163                 076
----------------------------------------------------------------------------------------------------------------

 * Formerly known as Vanguard New York Insured Tax-Free Fund.
** Money market funds are listed separately from the daily mutual fund listings.

PORTFOLIO EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in one or both of the Portfolios.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolios:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None


   The next table illustrates the operating expenses that you would incur as a shareholder of either Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering a Portfolio, providing shareholder services, and other activities. The expenses for the Insured Long-Term Portfolio, as shown in the table, are based upon those incurred in the year ended November 30, 1997. The expenses shown for the Money Market Portfolio are estimates for the Portfolio's first full year of operations.

ANNUAL PORTFOLIO OPERATING EXPENSES


-------------------------------------------------------------------------------
                                                      MONEY       INSURED
                                                     MARKET      LONG-TERM
-------------------------------------------------------------------------------
Management and Administrative Expenses:              0.15%         0.15%
Investment Advisory Expenses:                        0.02%         0.02%
12b-1 Marketing Fees:                                None          None
Other Expenses
   Marketing and Distribution Costs:                 0.02%         0.02%
   Fund Insurance:                                   0.01%         0.01%
   Miscellaneous Expenses (e.g., Taxes, Auditing):   0.00%         0.00%
-------------------------------------------------------------------------------
Total Other Expenses:                                0.03%         0.03%
===============================================================================
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):         0.20%         0.20%
===============================================================================


   The following example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Portfolio provides a return of 5% a year and (2) you redeem your investment at the end of each period.

                                   PLAIN TALK
                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                   PLAIN TALK
                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. For example, the Insured Long-Term Portfolio's annualized expense ratio for the fiscal year ended November 30, 1997, was 0.22%, or $2.20 per $1,000 of average net assets. The average tax-exempt bond mutual fund (excluding money market funds) had expenses in 1997 of 1.03%, or $10.30 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

------------------------------------------------------------------------------
PORTFOLIO               1 YEAR       3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
Money Market              $2           $6          $11         $26
Insured Long-Term          2            6           11          26
------------------------------------------------------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS


The following financial highlights tables show the results for a share outstanding of each Portfolio for each period since the Portfolio's inception. The financial statements that include these financial highlights, as they relate to each of the five years in the period ended November 30, 1997, were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with each Portfolio's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this pro-

-----------------------------------------------------------------------------------------------------------------------------------
                                                                 INSURED LONG-TERM PORTFOLIO*
                             ------------------------------------------------------------------------------------------------------
                                                                    Year Ended November 30,
                             ------------------------------------------------------------------------------------------------------
                              1997      1996      1995     1994      1993     1992      1991     1990     1989     1988     1987
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD        $10.99    $11.01   $  9.70   $10.97    $10.45   $10.04   $  9.66    $9.73    $9.26    $8.87   $10.08
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income        .572      .569      .581     .588      .594     .631      .639     .629     .635     .618     .628
 Net Realized and
  Unrealized Gain (Loss)
  on Investments              .101      .045     1.310   (1.258)     .665     .410      .380    (.070)    .470     .390   (1.210)
                             ------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                 .673      .614     1.891    (.670)    1.259    1.041     1.019     .559    1.105    1.008    (.582)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income          (.572)    (.569)    (.581)   (.588)    (.594)   (.631)    (.639)   (.629)   (.635)   (.618)   (.628)
 Distributions from
  Realized Capital Gains     (.041)    (.065)       --    (.012)    (.145)      --        --       --       --       --       --
                             ------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS        (.613)    (.634)    (.581)   (.600)    (.739)   (.631)    (.639)   (.629)   (.635)   (.618)   (.628)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD              $11.05    $10.99    $11.01   $ 9.70    $10.97   $10.45    $10.04    $9.66    $9.73    $9.26   $ 8.87
===================================================================================================================================
TOTAL RETURN                 6.36%     5.84%    19.90%   -6.37%    12.42%   10.63%    10.87%    5.99%   12.25%   11.62%   -5.82%
===================================================================================================================================
Ratios/Supplemental Data
Net Assets, End of
 Period (Millions)          $1,133      $959      $859     $695      $807     $574      $408     $241     $167     $103      $76
Ratio of Total Expenses
 to Average Net Asset        0.20%     0.20%     0.22%**  0.22%     0.19%    0.23%+    0.27%+   0.31%+   0.34%+   0.40%+   0.35%+
Ratio of Net Investment
 Income to  Average
 Net Assets                  5.26%     5.28%     5.51%    5.60%     5.47%    6.11%     6.48%    6.60%    6.64%    6.75%    6.80%
Portfolio Turnover Rate         6%        5%       10%      20%       10%      28%       19%      17%      10%       4%      31%
-----------------------------------------------------------------------------------------------------------------------------------

  *Formerly known as Vanguard New York Insured Tax-Free Fund.
 **Beginning in fiscal year 1995, this figure does not include expense reductions from directed brokerage and custodian fee offset arrangements. The expense ratio for 1995 including these reductions would be 0.21%.
  +For 1992 and the preceding years shown, insurance expenses represent 0.01%,
   0.01%, 0.02%, 0.04%, 0.07%, and 0.08%, respectively.
-------------------------------------------------------------------------------

                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Insured Long-Term Portfolio began fiscal 1997 with a net asset value (price) of $10.99 per share. During the year, the Portfolio earned $0.572 per share from investment income (interest and dividends) and $0.101 per share from investments that had depreciated in value or that were sold for lower prices than the Portfolio paid for them. Of those total earnings of $0.673 per share, $0.613 per share was returned to shareholders in distributions ($0.572 in dividends, $0.041 in capital gains). The earnings ($0.673 per share) less distributions ($0.613 per share) resulted in a share price of $11.05 at the end of the year, an increase of $0.06 per share (from $10.99 at the beginning of the period to $11.05 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Portfolio was 6.36% for the year.

   As of November 30, 1997, the Portfolio had $1.133 billion in net assets; an annualized expense ratio of 0.20% ($2.20 per $1,000 of net assets); and net investment income amounting to 5.26% of its average net assets. It sold and replaced securities valued at 6% of its total net assets.

spectus, and contains a more complete discussion of each Portfolio's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department. (Note: The Money Market Portfolio did not begin operations until September 3, 1997.)

   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (or depreciation). Neither yield nor total return should be used to predict the future performance of a fund.



================================================================================
A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in the Portfolios of Vanguard New York Tax-Free Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in one or both of the Fund's Portfolios, you should take into account your need to protect your investment, as well as your desire for current income.
   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of one or both of the Portfolios, would confront.
================================================================================




--------------------------------------------------------------------------------
                                                                   MONEY MARKET
                                                                      PORTFOLIO
--------------------------------------------------------------------------------
                                                                     SEP. 3* TO
                                                                  NOV. 30, 1997
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $1.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                   .008
 Net Realized and Unrealized Gain (Loss) on Investments                    --
                                                                  --------------
  TOTAL FROM INVESTMENT OPERATIONS                                       .008
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                   (.008)
 Distributions from Realized Capital Gains                                 --
                                                                  --------------
  TOTAL DISTRIBUTIONS                                                   (.008)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $1.00
================================================================================
TOTAL RETURN                                                             0.84%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                                     $148
Ratio of Total Expenses to Average Net Assets                            0.20%**
Ratio of Net Investment Income to Average Net Assets                     3.52%**
--------------------------------------------------------------------------------
 *Inception date.
**Annualized.
--------------------------------------------------------------------------------

                                PLAIN TALK ABOUT
                                 TAXABLE VERSUS
                             TAX-EXEMPT INVESTMENTS
You may not always profit from a state tax-exempt investment; sometimes a taxable investment can serve you better. To determine which is more suitable for you, figure out the state tax-exempt portfolio's taxable equivalent yield. You do this by:


- First figuring out your effective state bracket. Simply subtract your federal tax bracket from 100%; then multiply that number by your state bracket. For example, if you are in a 6.85% state tax bracket and a 36% federal tax bracket, your effective state bracket would be 4.38% ([100% - 36%] x 6.85).


- Then add your federal tax bracket and effective state tax bracket together for your combined tax bracket. In this example, your combined tax bracket would be 40.38% (36% + 4.38%).

- Finally, divide the portfolio's tax-exempt yield by the difference between 100% minus your combined tax bracket. Continuing with this example and assuming that you are considering a state tax-exempt portfolio with a 5% yield, your taxable equivalent yield would be 8.39% (5% / [100% - 40.38%]).

     In this example, you would choose the state tax-exempt portfolio if its taxable equivalent yield of 8.39% were greater than the yield of a similar, though taxable, investment.

   Remember that we have used assumed tax brackets in this example. Please verify your actual tax brackets--federal, state, and local (if any)--before calculating taxable equivalent yields of your own.

THE PORTFOLIOS' OBJECTIVES

Both Portfolios seek to provide income that is exempt from federal and New York State personal income taxes. The Money Market Portfolio also seeks to maintain, but does not guarantee, a constant net asset value of $1 per share. These objectives are fundamental, which means that they cannot be changed unless a majority of Portfolio shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISKS DESCRIBED THROUGHOUT THIS
       PROSPECTUS, YOUR INVESTMENT IN ONE OR BOTH OF THE PORTFOLIOS, AS WITH ANY INVESTMENT IN BONDS, COULD LOSE MONEY.

[FLAG] BECAUSE THEY INVEST PRIMARILY IN SECURITIES ISSUED BY NEW YORK STATE AND
       ITS MUNICIPALITIES, THE PORTFOLIOS ARE MORE VULNERABLE TO UNFAVORABLE DEVELOPMENTS IN NEW YORK THAN FUNDS THAT INVEST IN MUNICIPAL BONDS OF MANY STATES.

WHO SHOULD INVEST

Either of the Portfolios may be a suitable investment for you if you are a New York state resident and:

- You wish to add a municipal bond income fund to your existing holdings, which could include other tax-exempt--as well as stock, money market, and taxable bond--investments.

- You seek income that is exempt from federal and New York state income taxes.

   However, one Portfolio may more closely meet your personal investment objectives than the other. For instance, the Money Market Portfolio may be suitable for you if:

- You do not want fluctuation in the share price of your investment.

- You are seeking a short-term investment vehicle.

   The Insured Long-Term Portfolio may be suitable for you if:

- You are seeking a potentially greater amount of tax-exempt income and are willing to accept significant fluctuations in share price.

   Neither Portfolio is an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the shareholders in a Portfolio. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolios have adopted the following policies:

- Each Portfolio reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

                                PLAIN TALK ABOUT
                           INVESTING FOR THE LONG TERM
The Insured Long-Term Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the bond market.

                                PLAIN TALK ABOUT
MUNICIPAL BONDS Municipal bonds are securities issued by state and local governments and regional government authorities as a way of raising money for public construction projects (for example, highways, airports, housing), for operating expenses, or for loans to public institutions and facilities.

                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES
When interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.

- There is a limit on the number of times you can exchange into or out of a Portfolio (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-  The Portfolios reserve the right to stop offering shares at any time.


INVESTMENT STRATEGY

This section explains how the Portfolios' investment adviser seeks to provide income that is exempt from federal and New York state income taxes. It also explains important risks--interest rate risk, income risk, call risk, objective risk, and manager risk--faced by the Portfolios' shareholders. Unlike the Portfolios' investment objectives, the adviser's investment strategy is not fundamental and can be changed by Vanguard New York Tax-Free Fund's Board of Trustees without shareholder approval. However, before making any important change in its strategy, a Portfolio will give shareholders 30 days' notice, in writing.

MARKET EXPOSURE
Both Portfolios invest primarily in tax-exempt New York state and local municipal bonds that, depending on their maturity and quality, provide varying amounts of tax-exempt income.


[FLAG] EACH PORTFOLIO IS SUBJECT TO INCOME RISK, WHICH IS THE POSSIBILITY THAT A
       PORTFOLIO'S DIVIDENDS (INCOME) WILL DECLINE DUE TO FALLING INTEREST RATES. INCOME RISK IS GENERALLY THE GREATEST FOR SHORT-TERM BONDS AND
       THE LEAST FOR LONG-TERM BONDS.


   Changes in interest rates can affect bond prices as well as bond income.

[FLAG] THE INSURED LONG-TERM PORTFOLIO IS PARTICULARLY SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE MODEST FOR SHORTER-TERM BONDS, MODERATE FOR INTERMEDIATE-TERM BONDS, AND HIGH FOR LONGER-TERM BONDS.

   In the past, bond investors have seen the value of their investment rise and fall--sometimes significantly--with changes in interest rates. Between December 1976 and September 1981, for instance, rising interest rates caused long-term bond prices to fall by almost 48%.

   Because the Insured Long-Term Portfolio invests mainly in longer-term bonds, changes in interest rates will have a significant impact on the value of that Portfolio's assets. To illustrate



                                PLAIN TALK ABOUT
                                 BOND MATURITIES
A bond is issued with a specific maturity date--the date when the bond's issuer must pay back the bond's principal (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

                                PLAIN TALK ABOUT
                                 CALLABLE BONDS
Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bondholder must now replace the called bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, when it is less likely to be called. Another way is to buy bonds with call protection--that is, assurance that a bond will not be called for a specific time period, such as ten years.

                                PLAIN TALK ABOUT
                                 Credit Quality
A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) the bond issuer will default, or fail to meet its payment obligations. Most bond-rating agencies use a descending alphabet scale to rate bonds (for example, Aaa is among the highest ratings, C among the poorest quality). Bonds in the top four quality ratings are known as investment-grade bonds.



                                PLAIN TALK ABOUT
                             Alternative Minimum Tax
Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system that ensures that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal regular income tax, a very limited number of taxpayers who have many tax deductions may have to pay Alternative Minimum Tax on the income from bonds considered "tax-preference items." how much of an impact, the table below shows the effect of a 1% change and a 2% change (both up and down) in interest rates on a bond with a face value of $1,000, similar to those bonds held by the Insured Long-Term Portfolio on November 30, 1997.

--------------------------------------------------------------------------------
                   How Interest Rate Changes Affect Investment
--------------------------------------------------------------------------------
                                    Value of a $1,000 Investment
                    ------------------------------------------------------------
Yield/                Initial        1%        1%       2%        2%
Average Maturity    Investment   Increase  Decrease  Increase  Decrease
--------------------------------------------------------------------------------
4.73%/9.9 years       $1,000     $907     $1,064    $839     $1,154
--------------------------------------------------------------------------------


   These figures are for illustration only and should not be regarded as an indication of future returns from the municipal bond market as a whole or any Portfolio in particular.
   Falling interest rates can cause other problems for bond portfolio shareholders.

[FLAG] The Insured Long-Term Portfolio and, to a much lesser extent, the Money Market Portfolio are subject to call risk, which is the possibility that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before its maturity date. Forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income--and the potential for taxable capital gains.

   Longer-term bonds, like those held by the Insured Long-Term Portfolio, generally have "call protection"--that is, assurance that a bond will not be called for a specific period, such as ten years.


Security Selection
Vanguard Fixed Income Group, adviser to the Portfolios, selects bonds issued by New York State and local governments and regional governmental authorities. The municipal bonds held by the two Portfolios, though, differ significantly in terms of maturity and quality. Up to 20% of each Portfolio's assets may be invested in securities that are subject to the alternative minimum tax (AMT).


[FLAG] The Portfolios are subject to objective risk, which is the possibility that returns from a particular bond market segment (for example, long-term bonds or bonds issued by New York state) will trail returns from the overall bond market.

   The Money Market Portfolio invests at least 80% of its assets in a variety of high-quality, short-term New York municipal securities. The Portfolio seeks to provide a stable net asset value of $1 per share by investing in securities with an effective maturity of 13 months or less and by maintaining a dollar-weighted average maturity of 90 days or less. An investment in a money market fund is

                                PLAIN TALK ABOUT
                    Conversion Period for Money Market Funds
Before it can begin earning dividends, your investment in a money market fund must be converted to federal funds, which are Federal Reserve deposits that banks and other financial institutions "borrow" from one another to meet short-term cash needs--and which fund advisers must use to pay for the securities they buy. Conversion of your money market investment to federal funds is done by the fund management and usually takes one business day. Because of this conversion period, your money market account will be credited on the business day following the day your investment is received. You will begin earning dividends on your investment on the next calendar day. For example, if your check is received on a Thursday before the close of trading on the New York Stock Exchange, your account will be credited the next business day (Friday) and you will begin earning dividends on Saturday.

neither insured nor guaranteed by the U.S. government, and there can be no assurance that the portfolio will be able to maintain a stable net asset value of $1 per share.
   The Insured Long-Term Portfolio buys longer-term municipal bonds issued by New York State, its local governments, and public financing authorities (and possibly, by certain U.S. territories). The Portfolio may also buy industrial revenue bonds and bonds issued by hospitals and universities.
   Normally, a fund that concentrates its assets in one state would be exposed to considerable credit risk. (Details of the risks of investing in New York can be found in the Statement of Additional Information.) To provide a level of credit protection, at least 80% of the Insured Long-Term Portfolio's assets are invested in New York municipal bonds whose principal and interest payments are guaranteed by top-rated insurance companies at the time of purchase. This insurance coverage may take one of several forms:
- A new-issue insurance policy, which is purchased by a bond issuer at the time the security is issued. This insurance is likely to increase the credit rating of the security, as well as its purchase price and resale value.
- A mutual fund insurance policy, which is used to guarantee specific bonds only while held by a mutual fund. For the Insured Long-Term Portfolio (which has obtained a policy from Financial Guaranty Insurance Company), the annual premiums for the policy may reduce the Portfolio's current yield.
- A secondary market insurance policy, which is purchased by an investor (such as the Insured Long-Term Portfolio) after a bond has been issued and insures the bond until its maturity date.
   Typically, an insured municipal bond in the Portfolio will be covered by only one of the three policies. For instance, if a bond is covered by a new-issue insurance policy or a secondary market insurance policy, the security will probably not be insured under the Portfolio's mutual fund insurance policy.
   Normally, the Insured Long-Term Portfolio seeks to invest substantially all of its assets in insured New York municipal obligations. However, up to 20% of the Portfolio's assets may be invested in either:

- Uninsured New York municipalsecurities with the equivalent of a minimum-quality rating of AA by a Nationally Recognized Statistical Rating Organization (NRSRO), or
-  Uninsured, high-quality, short-term New York municipal securities.
   The Insured Long-Term Portfolio has no limitations as to maturities of the securities in which it invests. However, the Insured Long-Term Portfolio is expected to maintain a dollar-weighted average maturity of between 15 and 25 years.
   In unusual circumstances, such as a national financial emergency or a temporary decline in the availability of New York obligations, up to 20% of the Fund's assets may be invested in securities, such

                                       9
                                PLAIN TALK ABOUT
                               Portfolio Turnover
Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed tax-exempt bond funds (excluding money market funds) is 44% (Source: Lipper Analytical Services).


as short-term municipal securities issued outside of New York or certain taxable fixed-income securities, that generate income subject to New York state or federal personal income taxes.
   As tax-advantaged investments, the Portfolios are particularly vulnerable to federal and New York state tax-law changes (for instance, if the Internal Revenue Service ruled that the income from certain types of bonds could no longer be considered tax-exempt).

[FLAG] The Portfolios are subject to credit risk, which is the possibility that a bond issuer will fail to repay interest and principal in a timely manner.


   The Money Market Portfolio invests primarily in high-quality, short-term New York municipal securities, and the Insured Long-Term Portfolio invests primarily in bonds insured by top-rated insurance companies against the possible default of an issuer. Therefore, credit risk should be low for the Money Market Portfolio and very low for the Insured Long-Term Portfolio. The average qualities of the Money Market Portfolio and the Insured Long-Term Portfolio, as rated by Moody's on November 30, 1997, were MIG-1 and Aaa, respectively. The average quality of the Money Market Portfolio as rated by Moody's is expected to be MIG-1.
   The Portfolios try to minimize credit risk by purchasing a wide selection of New York municipal securities. As a result, there is less chance that a Portfolio will be hurt significantly by a particular bond issuer's failure to repay either principal or interest.


[FLAG] The Portfolios are subject to manager risk, which is the possibility that Vanguard Fixed Income Group will do a poor job of selecting securities.

   To help you distinguish between the two Portfolios and their various risks, a summary table is presented below.

--------------------------------------------------------------------------------
                             Risks of the Portfolio
--------------------------------------------------------------------------------
                       Income      Interest        Call         Credit
Portfolio               Risk       Rate Risk       Risk          Risk
--------------------------------------------------------------------------------
Money Market            High         Low         Negligible      Low
Insured Long-Term       Low          High           High       Very Low
--------------------------------------------------------------------------------


Portfolio Turnover
Although the Insured Long-Term Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. Shorter-term bonds will mature--thus needing to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond portfolios may tend to have higher portfolio turnover rates than longer-term bond portfolios.

                                PLAIN TALK ABOUT
                                   Derivatives
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives such as swap agreements and partnerships or grantor trust-type derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.


Investment Policies

Besides investing in municipal bonds, each Portfolio may follow a number of other investment policies to achieve its objectives.

[FLAG] Each of the Fund's Portfolios may invest, to a limited extent, in derivatives.

   The Money Market Portfolio may invest in partnership and grantor trust-type derivatives. Ownership of derivative securities allows the purchaser to receive principal and interest payments on underlying municipal bonds or municipal notes. There are many types of derivatives, including derivatives in which the tax-exempt interest rate is determined by an index, a swap agreement, or some other formula.

   The Money Market Portfolio intends to use derivatives to increase the diversification of, as well as maintain the quality of, securities held by the Portfolio. Derivative securities are subject to certain structural risks that, in unexpected circumstances, could cause the Portfolio's shareholders to lose money or receive taxable income. However, the Portfolio will invest in derivatives only when these securities are judged consistent with the Portfolio's objective of maintaining a stable $1 share price and producing tax-exempt income.


   The Insured Long-Term Portfolio may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. The Portfolio will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures contract. Only a limited percentage of the Portfolio's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Portfolio acquires an interest cannot exceed 20% of the Portfolio's total assets.

   The reasons for which the Insured Long-Term Portfolio will invest in futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.

- To reduce the Portfolio's transaction costs by buying futures instead of actual bonds.

- To add value to the Portfolio by buying futures instead of actual bonds when futures are cheaper.

   The Insured Long-Term Portfolio will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment.

   The Statement of Additional Information offers a detailed explanation of the other types of derivatives in which the Portfolio may invest.

   The Insured Long-Term Portfolio will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Portfolio may hold cash reserves without limit.


   In addition, either Portfolio may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, a Portfolio agrees to buy securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.


Investment Limitations


The Portfolios have adopted limitations on some of their investment policies. Some of these limitations are that each Portfolio will not:

- Invest more than 25% of its assets in the securities of a single issuer, except the U.S. government and cash reserves.

- With respect to 50% of its total assets, invest more than 5% of its total assets in the securities of any one issuer.

- Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Fund's outstanding borrowing is more than 5% of its net assets, it will stop making investments.

   A complete list of the Portfolios' investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of a Portfolio's shareholders.

                                PLAIN TALK ABOUT
                                Past Performance
Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

Investment Performance

The Portfolios of Vanguard New York Tax-Free Fund invest in bonds with a variety of maturities from a variety of issuers in New York state, so their performance will differ depending on the performance of specific bond market segments. Historically, changes in interest rates have been--and remain--the strongest influence on bond market performance.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                       For Periods Ended November 30, 1997
--------------------------------------------------------------------------------
                                      1 Year      5 Years     10 Years
--------------------------------------------------------------------------------
New York Money Market Portfolio*        0.8%        --         --
Lipper New York Tax-Exempt Money
   Market Average                       0.8         --         --
--------------------------------------------------------------------------------
New York Insured Long-Term Portfolio**  6.4%       7.3%       8.8%
Lipper New York Tax-Exempt Municipal
   Bond Average                         5.7        6.5        8.0
--------------------------------------------------------------------------------
 *Note that the Money Market Portfolio did not begin operations until
  September 3, 1997
**Formerly known as Vanguard New York Insured Tax-Free Fund.
--------------------------------------------------------------------------------
   The results shown above represent the Insured Long-Term Portfolio's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information for the Insured Long-Term Portfolio's unmanaged benchmark index. (Note that prior to September 3, 1997, the Insured Long-Term Portfolio was known as Vanguard New York Insured Tax-Free Fund.)
   Also note that the Money Market Portfolio began operations on September 3, 1997.


Share Price

Each Portfolio's share price, also called its net asset value, or NAV, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) on the New York Stock Exchange. The net asset value per share is calculated by adding up the total assets of the Portfolio, subtracting all of its liabilities, or debts, and then dividing by the total number of Portfolio shares outstanding:
                        Total Assets   -   Liabilities
   Net Asset Value =    ------------------------------
                         Number of Shares Outstanding


   The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.
   The Insured Long-Term Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Portfolio's name, but the most common is NYInsLT. (Note that prior to September 3, 1997, the Insured Long-Term Portfolio was known as Vanguard New York Insured Tax-Free Fund.) The Money Market Portfolio is listed, along with other money market funds, separately from other mutual funds; its abbreviation is VangNY. The Money Market Portfolio's share price is expected--although not guaranteed--to remain at a constant $1.


                                PLAIN TALK ABOUT
                                  Distributions
As a shareholder, you are entitled to your share of a portfolio's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gain distribution. Income dividends come from interest the portfolio earns from its money market and bond investments. Capital gains are realized whenever the portfolio sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the portfolio held the securities for less than or more than one year.

                                PLAIN TALK ABOUT
                             "Buying a Capital Gain"
It is not to your advantage to buy shares of a portfolio shortly before it makes a capital gains distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a capital gain." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the portfolio pays a capital gains distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in capital gains distributions), but you would owe tax on the $250 capital gain you received, even if you had reinvested it in more shares. To avoid "buying a capital gain," check the portfolio's distribution schedule before you invest.

Dividends, Capital Gains, and Taxes


The Portfolios' dividends accrue daily. On the first business day of every month, the Portfolios distribute to shareholders virtually all of their income from interest and dividends as dividend distributions. These dividend distributions are expected to be free from federal, New York state, and (to the extent relevant) New York City income taxes. Any capital gains realized from the sale of securities are distributed annually in December. You can choose to receive your distributions of income and capital gains (or of income alone) in cash, or you can have them automatically invested in more shares of the Portfolio. In either case, these distributions are taxable to you. It is important to note that distributions of capital gains (but not dividends) that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December. Vanguard will send you a statement each year showing the tax status of all your distributions.
- The short-term capital gains that you receive are taxable to you as ordinary dividend income for federal income tax purposes. Any distributions of net long-term capital gains by a Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Long-term capital gains may be taxed at different rates depending on how long the Portfolio held the securities. Although the Portfolios do not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Portfolios.
- If you sell or exchange shares of a Portfolio, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
- Distributions of capital gains, and capital gains or losses from your sale or exchange of shares of a Portfolio, may be subject to state and local income taxes as well.
   The tax information in this prospectus is provided as general information. You should consult your tax adviser about the tax consequences of an investment in either of the Portfolios.



                                PLAIN TALK ABOUT
                      Vanguard's Unique Corporate Structure
The Vanguard Group, Inc., is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

The Portfolios and Vanguard


The Portfolios of Vanguard New York Tax-Free Fund are members of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $340 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Groups costs.
   A list of the Funds Trustees and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

Investment Adviser

Vanguard Fixed Income Group (the Group), P.O. Box 2600, Valley Forge, PA
19482, provides investment advisory services to the Portfolios of Vanguard New York Tax-Free Fund on an at-cost basis, subject to the control of the Trustees and officers of the Fund.
   The Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Portfolios securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Portfolios purchase a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolios to offset their management expenses.

General Information

Vanguard New York Tax-Free Fund is a Pennsylvania business trust. Shareholders of the Funds Portfolios have rights and privileges similar to those enjoyed by other corporate and trust shareholders. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Portfolios except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Trustee if the holders of at least 10% of the Funds shares request a meeting in writing.


                                PLAIN TALK ABOUT
                               The Fund's Adviser
Vanguard Fixed Income Group currently manages more than $100 billion in assets invested in more than 40 Vanguard portfolios.
   The managers responsible for the Fund are:
   Ian A. MacKinnon, Managing Director; has worked in investment management since 1974; primary responsibility for Vanguard's internal fixed-income policy and strategy since 1981; B.A., Lafayette College, M.B.A., Pennsylvania State University.
   Christopher M. Ryon, CFA, Principal and (since 1988) Portfolio Manager of the Intermediate-Term and Long-Term Portfolios; has worked in investment management since 1985; B.S. Villanova University, M.B.A. Drexel University.
   John M. Carbone, Principal and (since September 1997) Portfolio Manager of the Money Market Portfolio; has worked in investment management since 1986; B.S., Babson College, M.B.A., Southern Methodist University.

"Standard & Poor's 500," "S&P 500*," "Standard & Poor's*," "S&P*," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer you as a shareholder of one of the Portfolios of Vanguard New York Tax-Free Fund. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS                  Automatically set up for each Portfolio
(SALES AND EXCHANGES)                  unless you notify us otherwise.


CHECKWRITING                           Method for drawing money from your
                                       account by writing a checkwriting draft
                                       for $250 or more.


VANGUARD DIRECT DEPOSIT                Automatic method for depositing your
SERVICE(TM)                            paycheck or U.S. government payment
[BOOK GRAPHIC]                         (including Social Security and government
                                       pension checks) into your account.

VANGUARD AUTOMATIC EXCHANGE            Automatic method for moving a fixed
SERVICE(sm)                            amount of money from one Vanguard fund
[BOOK GRAPHIC]                         account to another.*

VANGUARD FUND EXPRESS(R)               Electronic method for buying or selling
[BOOK GRAPHIC]                         shares. You can transfer money between
                                       your Vanguard fund account and an account
                                       at your bank, savings and loan, or credit
                                       union on a systematic schedule or
                                       whenever you wish.*


VANGUARD DIVIDEND EXPRESS(sm)          Electronic method for transferring
[BOOK GRAPHIC]                         dividend and/or capital gains
                                       distributions directly from your Vanguard
                                       fund account to your bank, savings and
                                       loan, or credit union account.


VANGUARD BROKERAGE SERVICES            A cost-effective way to trade stocks,
(VBS)                                  bonds, and options on major exchanges,
[BOOK GRAPHIC]                         Nasdaq, and other domestic
                                       over-the-counter markets at reduced
                                       rates, and to buy and sell shares of
                                       non-Vanguard mutual funds. Call VBS
                                       (1-800-992-8327) for additional
                                       information and the appropriate forms.

*Can be used to "dollar-cost average". [BOOK GRAPHIC]

                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguards account registration form can be used to establish a variety of accounts.

FOR ONE OR MORE PEOPLE                 To open an account in the name of one
                                       (individual) or more (joint tenants)
                                       people. $3,000 minimum initial
                                       investment.
FOR A MINOR CHILD                      To open an account as an UGMA/UTMA
[BOOK GRAPHIC]                         (Uniform Gifts/Transfers to Minors Act).
                                       Age of majority and other requirements
                                       are set by state law. $1,000 minimum
                                       initial investment.
FOR HOLDING TRUST ASSETS               To invest assets held in an existing
[BOOK GRAPHIC]                         trust. $3,000 minimum initial investment.

FOR AN ORGANIZATION                    To open an account as a corporation,
                                       partnership, or other entity. These
                                       accounts may require a corporate
                                       resolution or other documents to name the
                                       individuals authorized to act. $3,000
                                       minimum initial investment.



DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT                           Dividends and capital gains are
                                       automatically reinvested in additional
                                       shares of the Portfolio, unless you
                                       request a different distribution method.
DIVIDENDS IN CASH                      Dividends are paid by check and mailed to
                                       your accounts address of record, and
                                       capital gains are reinvested in
                                       additional shares of the Portfolio.


CAPITAL GAINS IN CASH                  Capital gains distributions are paid by
                                       check and mailed to your accounts
                                       address of record, and dividends are
                                       reinvested in additional shares of the
                                       Portfolio.
DIVIDENDS AND CAPITAL GAINS            Both dividends and capital gains
IN CASH                                distributions are paid by check and
                                       mailed to your accounts address of
                                       record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account see Vanguard Dividend Express under "Services and Account Features."

If you have elected to receive dividend and/or capital gains distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.

                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

Buying Shares


If we receive your check (or electronic transfer) by the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on a regular business day, your investment in the Insured Long-Term Portfolio will be converted to federal funds and credited to your account at that days closing price, the next-determined net asset value. You will begin earning dividends on your investment the following calendar day. (Federal funds are Federal Reserve deposits that banks and other financial institutions borrow from one another to meet short-term cash needs; portfolio advisers must use federal funds to pay for the securities they buy.)
   Your investment in the Money Market Portfolio will also be converted to federal funds and credited to your account; however, the conversion to federal funds for Money Market Portfolio investments takes one business day. Because of this conversion period, your Money Market Portfolio account will be credited on the business day following the day we receive your check. You will begin earning dividends on your investment on the next calendar day. For example, if we receive your check before the close of trading on the New York Stock Exchange on a Thursday, your account will be credited the next business day (Friday) and you will begin earning dividends on Saturday.
   Each of the Funds Portfolios is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


                                        OPEN A NEW ACCOUNT                        ADD TO AN EXISTING ACCOUNT
MINIMUM INVESTMENT                      $3,000 (regular account); $1,000          $100 by mail or exchange; $1,000
                                        (IRAs and custodial accounts for          by wire.
                                        minors).


BY MAIL                                 Complete and sign the application form.   Mail your check with an Invest-
[ENVELOPE GRAPHIC]                                                                By-Mail form detached from
                                                                                  your confirmation statement to
                                                                                  the address listed on the form.

First-class mail to:
The Vanguard Group
P.O. Box 2600                           Make your check payable to:               Make your check payable to:
Valley Forge, PA 19482-2600             The Vanguard Group-(appropriate           The Vanguard Group-(appropriate
                                        Portfolio Number, see below)              Portfolio Number, see below)
                                        Money Market                163           Money Market                163
                                        Insured Long-Term            76           Insured Long-Term            76

Express or Registered mail to:          All purchases must be made in             All purchases must be made in
The Vanguard Group                      U.S. dollars, and checks must be          U.S. dollars, and checks must be
455 Devon Park Drive                    drawn on U.S. banks.                      drawn on U.S. banks.
Wayne, PA 19087-1815

Important Note: To prevent check fraud, Vanguard will not accept checks made payable to third parties.

                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

                                    OPEN A NEW ACCOUNT                           ADD TO AN EXISTING ACCOUNT

BY TELEPHONE                        Call Vanguard Tele-Account* 24               Call Vanguard Tele-Account* 24
[PHONE RECEIVER GRAPHIC]            hours a day--or Client Services              hours a day--or Client Services
1-800-662-6273                      during business hours--to ex-                during business hours--to ex-
Vanguard Tele-Account(R)            change from another Vanguard                 change from another Vanguard
                                    fund account with the same reg-              fund account with the same reg-
1-800-662-2739                      istration (name, address, taxpayer           istration (name, address, taxpayer
Client Services                     I.D., and account type).                     I.D., and account type).


                                                                                 Use Vanguard Fund Express (see
                                                                                 "Services and Account Features")
                                                                                 to transfer assets from your bank
                                                                                 account. Call Client Services be-
                                                                                 fore your first use to verify that
                                                                                 this option is in place.


                                   *You must obtain a Personal Identification
                                    Number through Tele-Account at least seven days before you request your first exchange.



FOR THE MONEY MARKET PORTFOLIO ONLY: If you buy Portfolio shares through an exchange from another Vanguard fund by the close of trading on the New York Stock Exchange, your investment does not have to be converted to federal funds; you begin earning dividends the next calendar day.


IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

BY WIRE                             Call Client Services to arrange              Call Client Services to arrange
[WIRE GRAPHIC]                      your wire transaction.                       your wire transaction.
Wire to:
CoreStates Bank, N.A.
ABA 031000011
CoreStates No. 0101 9897
[Temporary Account Number]
Vanguard New York Tax-Free Fund
[Portfolio Name]
[Account Registration]
Attention: Vanguard


FOR THE MONEY MARKET PORTFOLIO ONLY: If you buy Portfolio shares through a federal funds wire, your investment begins earning dividends the next calendar day. You can begin earning dividends immediately if you notify Vanguard by 10:45 a.m. Eastern time that you intend to make a wire purchase that day.

Automatically                       --                                           Vanguard offers a variety of ways
[CIRCLE OF                                                                       that you can add to your account
 ARROW GRAPHIC]                                                                  automatically. See "Services and
                                                                                 Account Features."



You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received,your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

IMPORTANT NOTE: If you buy Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.


                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Fund shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Fund's operation or performance.


Redeeming Shares

 Important Tax Note: Any sale or exchange of Portfolio shares could result in a taxable gain or loss. However, because the Money Market Portfolio seeks to maintain a stable net asset value of $1 per share, you will not incur a taxable gain or loss when you sell or exchange shares of this Portfolio.

The ability to redeem (that is, sell or exchange) Portfolio shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.
   To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:
   - Portfolio name.
   - 10-digit account number.
   - Name and address exactly as registered on that account.
   - Social Security or employer identification number as registered on that account.
   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.
   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.
   If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.


How to Sell Shares
You may withdraw any part of your account, at any time, by selling shares.
   One way to sell shares is the checkwriting option (established when you set up your account or complete a Checkwriting Signature Form, which can be ordered by calling Client Services). Your personalized Vanguard checks work in much the same way as bank checks, except that Vanguard checks are considered drafts and cannot be cashed immediately like a bank check. You cannot write a Vanguard check to redeem shares that you purchased by check within the previous ten calendar days.
   When you sell shares by telephone or mail, sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Portfolio's next-determined net asset value after Vanguard receives your request in good order. Good order means that the request includes:
   - Portfolio name and account number.
   - Amount of the transaction (in dollars or shares).
   - Signatures of all owners exactly as registered on the account.
   - Signature guarantees (if required).
   - Any supporting legal documentation that may be required.
   - Any certificates you are holding for the account.
   Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Fund will


                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273
not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic once the trade request has been received in writing or by telephone.
   The Fund reserves the right to close any nonretirement or UGMA/UTMA account in which the balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.


 Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

How to Exchange Shares
An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

   Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

   Because excessive exchanges can potentially disrupt the management of the Portfolios and increase transaction costs, Vanguard limits exchange activity to two substantive exchange redemptions (at least 30 days apart) from each Portfolio (except the Money Market Portfolio) during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the fund.

   Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES            ACCOUNT TYPE


BY TELEPHONE                            Call Vanguard Tele-Account* 24 hours a
[TELEPHONE RECEIVER]                    day--or Client Services during business
1-800-662-6273                          hours--to sell or exchange shares. You
Vanguard Tele-Account(R)                can exchange shares from either
                                        Portfolio to open an account in another
                                        Vanguard fund or to add to an existing
                                        Vanguard fund account with an identical
                                        registration.

1-800-662-2739                          *You must obtain a Personal
Client Services                         Identification Number through
                                        Tele-Account at least seven days before
                                        you request your first redemption.


BY MAIL                                 Send a letter of instruction signed by
[ENVELOPE]                              all registered account holders. Include
FIRST-CLASS mail to:                    the portfolio name and account number
The Vanguard Group                      and (if you are selling) a dollar amount
Vanguard New York Tax-Free Fund         or number of shares OR (if you are
P.O. Box 1120                           exchanging) the name of the Portfolio
Valley Forge, PA 19482-1120             you want to exchange into and a dollar
                                        amount or number of shares. To exchange
                                        into an account with a different
                                        registration (including a different
                                        name, address, or taxpayer
                                        identification number), you must provide
EXPRESS OR REGISTERED mail to:          Vanguard with written instructions that
The Vanguard Group                      include the guaranteed signatures of all
Vanguard New York Tax-Free Fund         current account owners.
455 Devon Park Drive
Wayne, PA 19087-1815

                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

SELLING OR EXCHANGING SHARES            ACCOUNT TYPE

BY CHECK                                You can sell shares by writing a
[CHECK]                                 checkwriting draft for $250 or more.

EXCHANGING SHARES ONLINE                You may use your personal computer to
[COMPUTER]                              exchange shares of most Vanguard funds
                                        by accessing our website
                                        (www.vanguard.com). To establish this
                                        service for your account, you must first
                                        register through the website. We will
                                        then send to you, by mail, an account
                                        access password that will enable you to
                                        make on-line exchanges.

                                        The Vanguard funds that you cannot
                                        purchase or sell through online exchange are Vanguard Index Trust, Vanguard
                                        Balanced Index Fund, Vanguard
                                        International Equity Index Fund,
                                        Vanguard REIT Index Portfolio, Vanguard
                                        Total International Portfolio, and
                                        Vanguard Growth and Income Portfolio
                                        (formerly known as Vanguard Quantitative
                                        Portfolios). These funds do permit
                                        online exchanges within IRAs and other
                                        retirement accounts.

AUTOMATICALLY                           ALL TYPES EXCEPT RETIREMENT:
[GRAPHICS OF ARROWS                     Vanguard offers several ways to sell or
IN A CIRCLE]                            exchange shares automatically (see
                                        "Services and Account Features"). Call
                                        Investor Information for the appropriate
                                        booklet and application if you did not
                                        elect a feature when you opened your
                                        account.


It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Portfolio shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Portfolio's operation or performance.


                        A NOTE ON UNUSUAL CIRCUMSTANCES

 Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


TRANSFERRING REGISTRATION

HOW TO TRANSFER SHARES
You may transfer the registration of any of your Fund shares to another owner by completing a transfer form and sending it to: The Vanguard Group, Attention:
Transfer Department, P.O. Box 1110, Valley Forge, PA 19482-1110.


                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                           Tele-Account 1-800-662-6273

PORTFOLIO AND ACCOUNT UPDATES

STATEMENTS AND REPORTS
We will send you clear, concise account and tax statements to help you keep track of your Portfolio account throughout the year as well as when you are preparing your income tax returns.
   In addition, you will receive financial reports about each Portfolio twice a year. These comprehensive reports include an assessment of each Portfolio's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.


CONFIRMATION STATEMENT                  Sent each time you buy, sell, or
                                        exchange shares; confirms the trade date
                                        and the amount of your transaction.

PORTFOLIO SUMMARY                       Mailed quarterly; shows the market value
[BOOK GRAPHIC]                          of your account at the close of the
                                        statement period, as well as
                                        distributions, purchases, sales, and
                                        exchanges for the current calendar year.
FUND FINANCIAL REPORTS                  Mailed in January and July for each
                                        Portfolio.

TAX STATEMENTS                          Generally mailed in January; report
                                        previous year's taxable distributions
                                        and proceeds from the sale of Portfolio
                                        shares.

AVERAGE COST STATEMENT                  Issued quarterly for most taxable
[BOOK GRAPHIC]                          accounts (accompanies your Portfolio
                                        Summary); shows the average cost of
                                        shares that you redeemed during the
                                        calendar year, using the average-cost
                                        single-category method.

CHECKWRITING STATEMENT                  Sent monthly to shareholders using
                                        Vanguard's checkwriting option. Our
                                        clear, easy-to-use statement provides
                                        images of the front and back of each
                                        checkwriting draft paid in the previous
                                        month. This consolidated statement is
                                        sent instead of the original canceled
                                        drafts, which will not be returned.


AUTOMATED TELEPHONE ACCESS


VANGUARD TELE-ACCOUNT                   Toll-free access to Vanguard fund and
1-800-662-6273                          account information--as well as some
Any time, seven days a week,            transactions--through any Touch-Tone(TM)
from anywhere in the continental        telephone. Tele- Account provides total
United States and Canada.               return, share price, price change, and
[BOOK GRAPHIC]                          yield quotations for all Vanguard funds;
                                        gives your account balances and history
                                        (e.g., last transaction, latest dividend
                                        distribution); and allows you to sell or
                                        exchange fund shares.


                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

COMPUTER ACCESS

VANGUARD ONLINE(R)                      Use your personal computer to learn more
www.vanguard.com                        about Vanguard's funds and services;
                                        keep in touch with your Vanguard
                                        accounts; map out a long-term investment
                                        strategy; initiate certain transactions;
                                        and ask questions, make suggestions, and
                                        send messages to Vanguard.

                                        Our education-oriented website provides
                                        timely news and information about
                                        Vanguard's funds and services; an online
                                        "university" that offers a variety of
                                        mutual fund classes; and easy-to-use,
                                        interactive tools to help you create
                                        your own investment and retirement
                                        strategies.

                       Investor Information 1-800-662-7447
                         Client Services 1-800-662-2739
                          Tele-Account 1-800-662-6273

GLOSSARY OF INVESTMENT TERMS

ALTERNATIVE MINIMUM TAX (AMT)

A separate tax system designed to ensure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

BOND

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and to make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

DIVIDEND INCOME

Payment to shareholders of net income from interest or dividends generated by a fund's investments.

DURATION

A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose 1 percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by 1 percentage point.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FACE VALUE

The amount to be paid at maturity of a bond; the par value or principal.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INSURED BONDS

Bonds whose payments of both principal and interest are guaranteed. The insurance does not guarantee the value of the bonds, only that bond payments will be made in a timely fashion.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

INVESTMENT GRADE

Bonds whose credit quality is considered by independent bond-rating agencies to be among the highest.

MATURITY

The date when a bond issuer agrees to return the bond's principal, or face value, to the bond's buyer.

MUNICIPAL BOND

A bond issued by a state or local government. Dividend income from municipal bonds is generally free from federal income taxes, as well as taxes in the state in which it was issued.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

THE VANGUARD GROUP
Post Office Box 2600
Valley Forge, PA 19482

Investor Information
Department
1-800-662-7447 (SHIP)
Text Telephone:
1-800-952-3335
For information on our funds,
fund services, and retirement
accounts; requests for
literature

Client Services Department
1-800-662-2739 (CREW)
Text Telephone:
1-800-662-2738
For information on your
account, account transactions,
and account statements

Vanguard Brokerage
Services
1-800-992-8327
For information on trading
stocks, bonds, and options
at reduced commissions

Vanguard Tele-Account(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated access
to price and yield, information
on your account, and certain
transactions


Electronic Access to the
Vanguard Mutual Fund
Education and Information
Center

World Wide Web
www.vanguard.com


E-mail
online@vanguard.com

(C) 1998 Vanguard Marketing
Corporation, Distributor

P076N

                                    PART B
                       VANGUARD CALIFORNIA TAX-FREE FUND
                    VANGUARD FLORIDA INSURED TAX-FREE FUND
                       VANGUARD NEW JERSEY TAX-FREE FUND
                        VANGUARD NEW YORK TAX-FREE FUND
                          VANGUARD OHIO TAX-FREE FUND
                      VANGUARD PENNSYLVANIA TAX-FREE FUND

            (COLLECTIVELY THE "Funds" and Individually the "Fund")


                                March 27, 1998


     This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Fund's current Prospectus dated March 27, 1998. To obtain this Prospectus, please call:


                  Vanguard's Investor Information Department
                                1-800-662-7447


                               TABLE OF CONTENTS

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                                                                           Page
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
Investment Limitations .................................................    B-2
Investment Policies ....................................................    B-3
Risk Factors ...........................................................    B-7
Florida Intangible Personal Property Tax ...............................   B-16
Yield and Total Return .................................................   B-16
Calculation of Yield ...................................................   B-18
Performance Measures ...................................................   B-21
Investment Management ..................................................   B-24
Portfolio Transactions .................................................   B-24
Purchase of Shares .....................................................   B-25
Redemption of Shares ...................................................   B-25
Share Price ............................................................   B-26
Valuation of Shares ....................................................   B-27
Management of the Fund .................................................   B-28
Description of Shares and Voting Rights ................................   B-35
Financial Statements ...................................................   B-36
Appendix A - Description of Municipal Bonds and their Ratings ..........   B-37

     Throughout this Statement of Additional Information, "the Fund" is intended to refer to each Fund listed on the cover page, and "the Portfolio" is intended to refer to each Portfolio of each Fund, unless otherwise indicated.

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                            INVESTMENT LIMITATIONS

     The following restrictions supplement the Fund's investment limitations set forth in the Prospectus. Except as indicated otherwise, these restrictions are fundamental policies of each Portfolio, which cannot be changed without the approval of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Portfolio's outstanding voting shares.

      1. Each Portfolio will not invest in securities other than Municipal Securities except that a Portfolio may make temporary investments in certain short-term taxable securities issued by or on behalf of municipal or corporate issuers, obligations of the United States Government and its agencies or instrumentalities, commercial paper, bank certificates of deposit, and any such items subject to short-term repurchase agreements;

      2. Each Portfolio will limit the aggregate value of all holdings (except U.S. Government and cash items), as defined under Subchapter M of the Internal Revenue Code (the "Code"), each of which exceeds 5% of the Portfolio's total assets, to an aggregate amount of 50% of such assets;

      3. Each Portfolio will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Portfolio's total assets;

      4. Each Portfolio will not borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the net assets of that Portfolio. The Portfolio will repay all borrowing before making additional investments. Interest paid on such borrowings will reduce income;

      5. Each Portfolio will not pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of the total assets of the Portfolio;

      6. Each Portfolio will not issue senior securities as defined in the 1940 Act;

      7. Each Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

      8. Each Portfolio will not purchase or sell real estate, but this shall not prevent investments in municipal bonds secured by real estate or interests therein;

      9. Each Portfolio will not make loans to other persons, except by the purchase of bonds, debentures or similar obligations. In addition, although the Portfolios have no present intention to do so, each Portfolio reserves the right to lend its investment securities to qualified institutions in accordance with guidelines of the Securities and Exchange Commission;

      10. Each Portfolio will not purchase on margin or sell short, except as specified below in Investment Limitation No. 12;

      11. Each Portfolio (with the exception of the New York Money Market Portfolio) will not purchase or retain securities of an issuer if the Trustees of the Fund who individually own more than 1/2 of 1% of such securities together own more than 5% of the securities of such issuer;

      12. Each Portfolio will not purchase or sell commodities or commodities contracts, except that the California Insured Intermediate-Term, California Insured Long-Term, New Jersey Insured Long-Term, New

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   York Insured Long-Term, Ohio Insured Long Term, and Pennsylvania Insured
   Long-Term Portfolios, and the Florida Insured Tax-Free Fund may invest in bond futures contracts, bond options and options on bond futures contracts to the extent that not more than 5% of a Portfolio's assets are required as deposits on futures contracts and (with the exception of the Florida Insured Tax-Free Fund) not more than 20% of the Portfolio's assets are invested in futures contracts and/or options transactions at any time;

      13. Each Portfolio will not invest its assets in securities of other investment companies except as they may be part of a merger, consolidation, reorganization or acquisition of assets or otherwise, to the extent permitted by Section 12 of the 1940 Act;

      14. Each Portfolio will not invest in put, call, straddle or spread options (except as described above in investment limitation No. 12) or interests in oil, gas or other mineral exploration or development programs;

      15. Each Portfolio (with the exception of the New York Money Market Portfolio, and the Portfolios of New Jersey Tax-Free Fund) will not purchase an industrial revenue bond if as a result of such purchase (i) more than 5% of the Portfolio's total assets, determined at market value at the time of the proposed investment, would be invested in industrial revenue bonds where the payment of principal and interest is the responsibility of a company with less than three (3) years' operating history, or (ii) more than 20% of the Portfolio's total assets, determined at market value at the time of the proposed investment, would be invested in industrial development bonds. These restrictions do not apply to municipal obligations where the payment of principal and interest is the responsibility of a government or the political subdivision of a government; and

      16. Each Portfolio will not purchase or otherwise acquire any security, if as a result, more than 15% (10% with respect to the Money Market Portfolios of the Fund) of its net assets would be invested in securities that are illiquid (included in this limitation is the Fund's investment in The Vanguard Group, Inc.).

     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. Notwithstanding these limitations, each Portfolio may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of, any company which will be (1) wholly owned by the Fund and one or more other investment companies and (2) primarily engaged in the business of providing, at cost, management, administrative, distribution and/or related services to the Fund and such other investment companies.

                              INVESTMENT POLICIES

Futures Contracts

     Each Portfolio of the Fund (except the Money Market Portfolio) may enter into futures contracts, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transactions costs, or to seek higher investment returns from intermarket arbitrage opportunities when a futures contract is mispriced relative to the underlying security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Most futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. The Fund expects to earn interest income on its initial margin deposit.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. Under CFTC regulations, the Portfolios may use futures transactions for bona fide hedging purposes only, except that a Portfolio may establish non-hedging futures positions if the aggregate initial margin and premiums for such positions do not exceed 5% of the value of the Portfolio's assets.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure.

Restrictions on the Use of Futures Contracts

     A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the applicable Fund's total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Portfolio's total assets.

Risk Factors in Futures Transactions

     Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any

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particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     The Florida Insured Tax-Free Fund, the California Insured
Intermediate-Term Portfolio, and the Insured Long-Term Portfolio of each Fund will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the initial margin requirement for the contract. However, because the futures strategies of the Portfolios are engaged in only for hedging purposes and will not be leveraged, the Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. The Portfolios would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities or other characteristics than the portfolio securities being hedged. It is also possible that the Portfolios could both lose money on futures contracts and also experience a decline in value of their portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Other Types of Derivatives

     In addition to futures and options, each Portfolio may invest in other types of derivatives, including warrants, swap agreements and partnerships or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in securities. The most common imbedded derivative is the call option attached to or imbedded in a callable bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.

     Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to take advantage of anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Portfolios will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet its obligations under the derivative agreement.

Federal Tax Treatment of Futures Contracts

     Except for transactions they have identified as hedging transactions, the California Insured Intermediate-Term Portfolio, the Insured Long-Term Portfolio of each Fund, and Florida Insured Tax-Free Fund are required for federal income tax purposes to recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Portfolios may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Portfolio may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Portfolio.

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Portfolio's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Each Portfolio will distribute to shareholders annually any net capital gains which has been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

Municipal Lease Obligations

     Each Portfolio of the Fund may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the inefficiency and thinness of the market in which they are traded. Under the

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supervision of the Fund's Board of Trustees, the Fixed Income Group may
determine to treat certain municipal lease obligations as liquid, and therefore not subject to the Fund's 15% limit on illiquid securities (10% for the Money Market Portfolios). The factors that the Group may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to underwrite and make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general credit worthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the Portfolio.

                                 RISK FACTORS

California Risk Factors

     The Vanguard California Tax-Free Fund invests primarily in the obligations of California state and various local governments, including counties, cities, special districts, agencies and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

     The credit risk associated with direct obligations of the State of California and State agencies, including general obligation and revenue bonds, lease debt, and notes, is now average. For most of the last two decades, the State's general obligation bonds had enjoyed the highest rating by either Moody's Investors Service, Inc. or Standard & Poor's Corporation. California's high credit quality reflected the growth of its strong and diversified economy, a low debt position, wealth levels higher than the national average, and a generally sound and stable financial position. However, California's credit quality has declined since the onset of the national recession in 1990.

     California's economy, largest among the states, is also one of the largest in the world. The State's population, nearly 30 million in 1990, has doubled since 1960 and constitutes over 12% of the U.S. total. Rapid growth is continuing, with rates more than twice that of the national average during the 1980s. Personal income growth lagged behind U.S. growth in the 1980s, but per capita income was still 10% above the national average in 1990. A growing, young population, a strong higher education system, and excellent ports continue to bolster California's economic prospects. Employment and income are not concentrated in any one sector. In fact, California's economy closely mirrors that of the U.S. One caveat to this observation concerns the defense industry. For many years, California has led the Nation in receipt of total direct U.S. military expenditures. However, as the State's economy expanded, the concentration in defense has lessened. Nonetheless, a U.S. policy has resulted in lower defense spending, parts of California, especially the Los Angeles Region, have been adversely affected, and these trends might continue.

     The State economy and State financial operations are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures. This occurred in the early 1980s when Moody's and Standard & Poor's downgraded the State. Subsequently, State finances were restored to sound levels, and credit ratings were upgraded. California was especially hard hit by the recent national recession and experienced three credit-rating downgrades by each

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of the two major rating agencies. The effects of recession were not strongly felt in California until 1991. Led by declines in defense-related activities and construction (especially commercial real estate), the State lost over 800,000 jobs between 1990-1993, or about 6% of non-agricultural employment. The recession resulted in a failure by State government to realize revenue and spending targets. The State budget was chronically imbalanced in 1991 and 1992. State aid was reduced, spreading fiscal stress to local governments, including schools.

     The State has recently emerged from the depths of the recession, recovering most of the jobs lost earlier in the decade. Job growth has been prevalent in the high technology, entertainment, and foreign trade sectors. Despite the recent economic expansion, both State and local governments continue to be vulnerable to fiscal stress.

     Despite the overall strength of California credit quality, there are a number of additional risks. The adoption by voters of revenue and expenditure limitations, commencing with Articles XIIIA and XIIIB of the California Constitution in the late 1970s and Articles XIIIC and XIIID in 1996, have placed many local governments under a degree of fiscal stress which continues. Court decisions and the adoption of subsequent propositions has softened many of the effects of these limitations. However, it should be noted that California voters have demonstrated a willingness to utilize the statutory initiative process to curtail the financial operations of state and local government, as well as to increase public debt. This willingness is a continuing risk to debt holders.

     Another risk resulting from Article XIIIA concerns the security provisions for debt repayment. Since 1986, general obligation debt issued by local governments has required voter approval by a two-thirds majority. As a result, most tax-backed debt now issued by California local governments is not general obligation debt, does not have "full faith and credit" backing, and has higher credit risk and more limited bondholder rights.

     Some risks in California apply more to local issuers than to state government. In areas of very rapid population growth, the costs of building public infrastructure are very high, large amounts of municipal bonds are being sold, and debt burden is increasing. In some parts of southern California, there is also a fear that population growth may possibly limit future economic growth due to transportation and air pollution problems.

     Finally, California is subject to unique natural hazard risks. Earthquakes and wildfires can cause localized economic harm which could limit the ability of governments to repay debt cycles of drought and flooding are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. In addition, drought can limit the ability of certain public utilities to repay debt.

Florida Risk Factors

     Vanguard Florida Insured Tax-Free Fund invests primarily in the debt obligations of the Florida state government, the State's agencies and authorities, and various local governments, including counties, cities, towns, special districts, and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified, financial operations are sound, and the debt burden is reasonable.

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     The average credit rating among American states for full "faith and credit" state debt is "Aa" as determined by Moody's Investors Service, Inc. and "AA" as determined by Standard & Poor's Corporation. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Florida and the State's agencies and authorities, including general obligation and revenue bonds, lease debt, and notes, is comparable with the average for U.S. states. Florida's general obligation bonds have been rated in the AA category by both rating agencies for over two decades, during which period the State's obligations could be characterized as providing high-grade security with a very strong capacity for timely repayment of debt. In 1997, Standard & Poor's upgraded the State of Florida's rating to AA+ reflecting healthy finances and a strong economy.

     The State of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population in-migration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.

     During the 1980s, Florida outperformed the nation as measured by such economic indicators as employment growth and income levels. Florida's job creation rate in the non-agriculture sector was the highest of the eleven most populous states. Fueling this growth in jobs were the continued boom in the tourism industry and related service sectors and a dynamic construction and construction-related manufacturing sector. Florida's economy did not suffer the dislocation and restructuring of the more manufacturing-based economies of the Midwest and the North during the 1980s and was less exposed to the decline of the textile industry besieging much of the Southeast.

     The primary vulnerability in the Florida economy is exposure to the business cycle affecting both the tourism and construction industries. Gasoline prices and supply can impact tourism. An economic recession reached Florida in 1991 and impacted the service sector considerably, causing the State to experience an actual job loss for the first time in decades. While Florida's aerospace and defense contracting industries are now in decline, the State's manufacturing economy has diversified into high-tech and electronic equipment and has been strengthened by a growth in exports. Furthermore, construction jobs as a percent of total jobs in the State have declined during the late '80s, reducing cyclical risk. The outlook for the Florida economy at the end of the 1990's is continued expansion fueled by population growth, a diversifying services and manufacturing economy, and a robust tourism sector.

     Personal income levels in Florida are greater than the U.S. average and continue to grow at a faster rate. These levels in Florida are also less sensitive to economic downturns than in the U.S., as a whole, since Florida is home to a greater concentration of senior citizens who rely on dividends, interest, Social Security, and pension benefits, which fluctuate less with the business cycle than does employment income.

     Debt levels in the State of Florida are moderate to high, reflecting the tremendous capital demands associated with rapid population growth. Florida is unusual among states in that all general obligation "full faith and credit" debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. Credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt. The State of Florida issues general obligation debt for a variety of purposes; however, the State constitution requires a specific revenue stream to be pledged to State general obligation bonds as well.

     The market for Florida bonds secured by municipal leases suffered for a period in the early 1990's due to the default of the State of Florida on a private placement lease financing of an office building in 1989 and several episodes of public consideration (although never carried out) by Brevard County to not appropriate funds to meet its obligation under a tax-exempt lease financing. More recently the Florida municipal lease market has performed well with strong liquidity.

     The State of Florida generated steadily increasing fund balances during the 1980s as the State experienced record growth. However, the State experienced budget strain during the early 1990s due to an economic recession. The State's dependence on the sales tax as a primary source of revenue compounded the recession's impact. State officials acted quickly and responsibly to maintain a balanced budget by revising revenue projections and controlling spending. Such responsible fiscal management enhances overall credit quality in the State of Florida.

     During the mid to late 1990's State finances have been particularly strong with large surpluses and strong reserves. State officials, however, still face tremendous capital and operating pressures due to the growth that will continue to strain the State's narrow revenue base. Future budgets may require a wider revenue base to meet such demands; the most likely candidate for such revenue enhancement is a tax on consumer services. The creation of a Florida personal income tax is a very remote possibility, since it would require an amendment to the State's Constitution and a higher level of political support than has currently been generated.

New Jersey Risk Factors

     The Vanguard New Jersey Tax-Free Fund invests primarily in the obligations of New Jersey State government and various local governments, including counties, cities, special districts, agencies and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

     The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Service, Inc. and Standard & Poor's Corporation, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New Jersey and state agencies, including general obligation and revenue bonds, and lease debt, compares very favorably. For most of the last two decades, the State's general obligation bonds have enjoyed the highest rating by either Moody's Investors Service, Inc. or Standard & Poor's. In the early 1990s, however, both Moody's and Standard & Poor's both slightly downgraded the State's credit rating to the high "AA" level due to an economy and state finances weakened by recession. In general, New Jersey's high credit quality over time reflects the strong growth and diversification of its economy, a moderate debt position, wealth levels much higher than the national average, and a historically sound and stable financial position.

     New Jersey's economy continues to gradually emerge from the depths of the 1990-92 national recession. Between 1989 and 1992, the State lost 8.7% of its employment total or about one job in 12. Significant job losses occurred in the construction, manufacturing, wholesale and retail trades, and in financial and real estate services. The only sectors to experience growth during the period were the healthcare and government sectors. Unemployment rates exceeded the national averages and reached a high of 9.8% in July of 1992. Economic variables indicate a slowly improving New Jersey economy, as evidenced by a decrease in the unemployment rate since 1993. However, this progress could be mitigated by layoffs in the pharmaceutical industry and AT&T, New Jersey's largest employer.

     The most recent cyclical weakening of the New Jersey economy follows an unprecedented period of diversification and growth for the State in the 1980s. Like many other northeastern and "rust-belt" states, New Jersey's economy declined during the 1970s. This set the stage for a remarkable period of transformation in the 1980s. The State economy changed from a manufacturing-dominated base to an economy balanced among manufacturing, trade and services, closely mirroring the U.S. economy. Population growth exceeded the regional average during this time, and growth in employment and income outpaced the U.S. average. This growth occurred not only in the developed northeastern and Delaware River Valley areas, but also in central New Jersey around Princeton and the Atlantic coastal region. Despite the recession of 1990 to 1992, New Jersey remains a wealthy state, and continues to be the second wealthiest after Connecticut. Per capita state income is over a third higher than the U.S. average.

     The State's debt burden is moderate in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues and stepped up debt issuance to stimulate a weakened economy. Tax-supported debt as measured against income and population is close to average levels among the states. Debt retirement is rapid even though debt service has a modest claim on State revenues. New debt issuance is expected to be manageable.

     After a decade of sound financial operations in the 1980s, characterized by robust increases in revenues and fund balances, the State faced several years of budgetary distress in the early 1990s. Declining tax revenues and swelling expenditures for Medicaid, public assistance, and corrections generated repeated budget gaps that the State was able to close only by utilizing non-recurring revenue sources. Continued high credit quality will depend on the resolve of State leaders and taxpayers to maintain fiscal balance while diminishing a reliance on one-time revenue sources. Most recently an improving state and national economy has resulted in increased revenues and some moderation in budgeting strain. However, the significant income tax cuts recently enacted in the State may prove to strain state finances if an economic slowdown were to occur.

     A positive credit factor for local government in New Jersey is the strong State oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In general, the high level of wealth and the strong economic base in the State have resulted in credit quality for local government that is among the highest in the U.S. In addition, the State guarantees the debt service of many local government bond issues. As state finances remain under pressure, however, local governments may see levels of state aid reduced, a development that could result in a dilution of local credit quality. Successful tax appeals by property owners in many municipalities have also reduced revenues for some local governments.

     Despite the strengths of New Jersey credit quality, there are risks. New Jersey has a number of older urban centers, including Newark and Camden, that present a continuing vulnerability with respect to economic and social problems. The State is facing educational finance reforms which could affect the credit quality of certain school districts as well as state financial operations. State taxes were increased in 1990 to balance the State's budget and then reduced in 1992 after a "taxpayer revolt" reversed the political power balance in the state legislature. Finally, overbuilding in the residential and commercial real estate sector has weakened property values as well as the general health of the construction industry and related financial institutions.

New York Risk Factors

     The Vanguard New York Tax-Free Fund invests primarily in the obligations of New York state government, state agencies, state authorities and various local governments, including counties, cities, towns, special districts, and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

     The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Service, Inc. and Standard & Poor's Corporation, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New York and State agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt, and notes, compares somewhat unfavorably. During most of the last two decades, the State's general obligation bonds have been rated just below this average by both rating agencies. Additionally, the State's credit quality could be characterized as more volatile than that of other states, since the State's credit rating has been upgraded and downgraded much more often than usual. This rating has fluctuated between "Aa" and "A" since the early 1970s. Nonetheless, during this period the State's obligations could still be characterized as providing upper medium grade security, with a strong capacity for timely repayment of debt.

     The wealth of New York State, as well as the size and diversity of its economy, serve to limit the credit risk of its securities. New York ranks third among the states in per capita personal income, which is 19% above the U.S. average. During most of the 1980s, economic indicators for New York, including income and employment growth and unemployment rates, outperformed the nation as a whole. The engine of growth for the State in the past decade was the surge in financial and other services, especially in New York City. Manufacturing centers in upstate New York, which more closely parallel the Midwestern economy, suffered during the 1970s and early 1980s. The upstate economy continues to be characterized by cities with aging populations and aging manufacturing plants.

     Credit risk in New York State is heightened by a large and increasing debt burden, historically marginal financial operations, limited revenue-raising flexibility, and the uncertainty of the future credit quality of New York City, which comprises 40% of the State's population and economy. Combined state and local debt per capita is about 50% above the U.S. average, and debt service expenditures have been growing as a claim on the State and City budget. New York's debt structure is also complicated. To circumvent voter approval, most state debt is issued by agencies, is not backed by the State's full faith and credit and therefore has lower credit ratings. In the past, the State had to rely on short-term borrowing to meet its obligations, but this practice has ended.

     Buoyed by rapid economic growth in the mid-1980s, the State's financial operations generated surpluses. Beginning in 1988, however, unforeseen consequences of federal tax reform, combined with a weakening economy, resulted in a series of state budget deficits. New York's heavy commitment to local aid and social welfare programs allowed expenditure growth to exceed available revenues. This lack of budgetary discipline caused the State's credit ratings to fall. Moreover, New York's ability to raise revenues is limited, since combined state and local taxes are among the highest in the nation as a percent of personal income. Recent state budgets have been balanced, and consistent operating surpluses have been recorded although the State continues to have a nearly $3 billion GAAP accumulated deficit. State personal income tax cuts have been offset by strong revenue performance emanating from Wall Street and by solid expenditure restraint.

     New York State's future credit quality will be heavily influenced by the future of New York City. As the City's economic boom in the 1980s lifted the State, the severe downturn in the financial services and real estate sectors, which are concentrated in the City, has been serving as a drag on the State's economy. Stabilization or recovery in these areas is crucial to the economic and fiscal health of the City and the State. Moreover, the City faces daunting challenges in combating deteriorating infrastructure and serious social problems of housing, health, education and public safety. So far, City government has demonstrated an ability to keep abreast of these problems, but the City's and the State's ability to meet these challenges will be a continuing risk factor. Buoyed by Wall Street, the addition of 140,000 private sector jobs over the 1994-97 period and public sector workforce attrition, the City has posted recurring operating surpluses. The largest, $856 million, is projected for fiscal year 1997. The City will shortly be creating a new vehicle to access the debt markets, called the Transitional Finance Authority, as G.O. capacity is limited due to archaic statutory issuing formulas.

     Major areas of credit strength continue to exist in localities in Long Island, and north of New York City where affluent population bases continue to exist.

Ohio Risk Factors

     The Ohio Tax-Free Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Fund is therefore susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may affect the Fund. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

     The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Fund or other parties. The timely payment of debt service on Ohio Obligations that are so insured may not be subject to the factors referred to in this section of the Prospectus.

     Ohio is the seventh most populous state. Its 1990 Census count of 10,847,000 indicates a 0.5% population increase from 1980.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. The State's economy has also benefited by improved manufacturing productivity and a strong export position which helped shield the State's economy from domestic recession in the early 1990s.

     There can be no assurance that future national, regional or statewide economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     Ohio's debt burden is moderate, and the State and most local governments observe prudent debt management practices. The State government has maintained positive year-end balances in its general revenue account during the 1980s, achieved through timely revisions in tax and spending plans. During the economic recovery of the mid-1980s, the State accumulated sizable fund balances in its general revenue fund and maintained a healthy budget stabilization (or "rainy day") fund. This strong financial position provided the State with far more flexibility than most states to weather the revenue shortfalls and increased human services expenditures generated by the most recent recession. The State's finances remain sound and poised to generate enhanced balances as the national economy affects a sustained recovery from the recession of the early 1990s. Current cash and fund balance levels are exceptionally strong today. Cash balances at 6/30/97 were $1.4 billion.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year ("FY") or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. These procedures include general and selected reductions in appropriations spending.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Such State obligations are generally secured by biennial appropriation lease agreements with the State.

     In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are dependent upon appropriations being made available for the subsequent fiscal period. Additionally, State and local agencies issue revenue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions.

     Local school districts in Ohio receive a major portion (on a statewide basis, recent approximately 46%) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 98 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed.

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy (including a levy for un-voted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

Pennsylvania Risk Factors

     Vanguard Pennsylvania Tax-Free Fund invests primarily in the obligations of Pennsylvania state government, state agencies and various local governments, including counties, cities, townships, special districts, and authorities. In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

     The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's Investors Service, Inc. and Standard & Poor's Corporation, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of Pennsylvania and state agencies, including general obligation and revenue bonds, lease debt, and notes, compares slightly unfavorably. During most of the last two decades, Pennsylvania's general obligation bonds have been rated just below this average by both rating agencies. Nonetheless, during this period Pennsylvania's obligations could still be characterized as providing upper medium grade security, with a strong capacity for timely repayment of debt. Recently, the State's rating was upgraded by Moody's Investors Service and the State now has ratings of "Aa3"/"AA-".

     Factors contributing positively to credit quality in Pennsylvania include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of state government. Tax-supported debt is only slightly above average state levels on a per capita basis and as a percent of state personal income. Over the past two decades, this debt burden has improved considerably in Pennsylvania, and debt continues to be rapidly retired, while state borrowing plans are modest.

     In the past twenty years, Pennsylvania's economy has undergone a healthy, though traumatic, transformation. Manufacturing employment has declined from 35% of total state employment in 1970 to 17.9% of total employment in 1995, only slightly above the U.S. average. Growth in service sector jobs offset the loss of manufacturing jobs, and Pennsylvania's economy is now much more closely aligned with the national economy. In the future, economic booms and busts should be milder than in the past and more closely follow national averages. The positive change in the economy has not been without costs. Growth levels in employment, population and personal income lagged behind U.S. averages in the 1980s. During this period, per capita personal income slipped to about the U.S. average. Many communities dominated by a single industry were particularly hurt, and recent growth in the state economy has bypassed much of the state outside of the immediate Philadelphia and Pittsburgh metropolitan areas. As a result, the credit quality of these areas is often marginal.

     During the 1991-1992 national economic recession, Pennsylvania fared a bit worse than the U.S. average, but better than many neighboring Northeastern and Mid-Atlantic states. Led by continuing declines in manufacturing, employment decreased about 4%, or double the U.S. loss rate. Pennsylvania has subsequently experienced economic recovery in line with the U.S. More recently, the State's economy has shown some growth with current unemployment rates approximating those of the nation.

     Fiscally, Pennsylvania has historically maintained balanced budgets, a result of sound and conservative budgeting policies. During the period of economic growth in the late 1980s, operating surpluses were recorded, and a "rainy day" fund was established. That recent recession tested these policies, but the Commonwealth emerged from the recession with its finances and credit quality intact. In 1990 and 1991, as the recession worsened, budget balances were eliminated, and the Commonwealth ended fiscal 1991 in a deficit position. However, a combination of expenditure restraint and broad-based tax increases enabled the Commonwealth to end 1992 with a surplus. Finances are now stable and healthy, and the State has a comfortable accumulated surplus. Due to this improvement, cash flow borrowing has been substantially reduced. Tax revenue is coming in above forecasted levels.

     The risk factors in Pennsylvania's credit quality may be summarized as slow growth, an aging population, average income, and a continuing challenge to maintain balanced budgets. In addition, a number of local governments in the Commonwealth, most notably Philadelphia, face continuing fiscal stress, and were unable to address serious economic, social and healthcare problems within revenue constraints. Philadelphia's credit prospects have recently significantly improved but remain a challenge to the credit quality of Pennsylvania, longer term.

                   FLORIDA INTANGIBLE PERSONAL PROPERTY TAX

     Although Florida does not have a state personal income tax, it does impose an intangible personal property tax on certain financial assets, including mutual fund shares. The most common examples of personal property subject to the tax are shares of stock issued by corporations, bonds issued by corporations or state, county or municipal governments outside the State of Florida, and shares of ownership in mutual funds. Unlike most state and local taxes which are assessed on ordinary income and capital gains derived from mutual fund shares, the Florida intangible tax is based on the net asset value of these shares. Under Florida law, shares of a mutual fund will be exempt from the intangibles tax to the extent that, on the annual assessment date (December
31), its assets are solely invested in exempt Florida securities, exempt U.S. government securities, or other exempt securities. If, on the annual assessment date, Vanguard Florida Insured Tax-Free Fund's assets are invested in both exempt and non-exempt securities, only that portion of a share's net asset value represented by U.S. government securities (including qualifying obligations of U.S. territories and possessions) will be exempt from the intangibles tax. Under this rule, shares of the Vanguard Florida Insured Tax-Free Fund are expected to be exempt from the Florida intangible personal property tax.

                            YIELD AND TOTAL RETURN

California Tax-Free Fund

     The yields of the California Insured Long-Term Portfolio, the California Insured Intermediate-Term Portfolio and the California Money Market Portfolio for the 30-day period ending November 30, 1997 were 4.81%, 4.37%, and 3.55%, respectively.

     The average annual total returns of the California Insured Long-Term Portfolio for the one-, five-, and ten-year periods ended November 30, 1997, were +6.52%, +7.50% and +8.83%, respectively. The average annual total returns of the California Insured Intermediate-Term Portfolio for the one-year period and the period from inception (March 4, 1994) to November 30, 1997 were +5.91% and +6.84%, respectively. The average annual total returns of the California Money Market Portfolio for the one-year and five-year periods ended November 30, 1997, and the period from inception (June 1, 1987) to November 30, 1997, were

+3.41%, +3.08% and +3.96%, respectively. Total return is computed by finding the average compounded rates of return over the one-year period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

Florida Insured Tax-Free Fund

     The yield of the Florida Insured Tax-Free Fund for the 30-day period ended November 30, 1997 was +4.69%.

     The average annual total returns of Florida Insured Tax-Free Fund for the one- and five-year periods ended November 30, 1997 were +6.54% and +7.52%, respectively. The average annual total return for the Fund since its inception on September 1, 1992 was +7.73%.

New Jersey Tax-Free Fund

     The yield of the New Jersey Insured Long-Term Portfolio for the 30-day period ended November 30, 1997 was +4.73%.

     The average annual total returns of the New Jersey Insured Long-Term Portfolio for the one- and five-year periods ended November 30, 1997, and since its inception on February 3, 1988, were +6.40%, +7.10% and +8.19%, respectively. The average annual total return of the New Jersey Money Market Portfolio for the one- and five-year periods ended November 30, 1997, and since its inception on February 3, 1988, were +3.32%, +2.99% and +3.95%, respectively. Total return is computed by finding the average compounded rates of return over the period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

New York Tax-Free Fund

     The yield of the New York Insured Long-Term Portfolio for the 30-day period ended November 30, 1997 was +4.73%.

     The average annual total returns of the New York Insured Long-Term Portfolio for the one-, five-, and ten-year periods ended November 30, 1997 were +6.36%, +7.28% and +8.76%, respectively. The average annual total return of the New York Money Market Portfolio since its inception on September 3, 1997 was +0.8%. Total return is computed by finding the average compounded rates of return over the period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

Ohio Tax-Free Fund

     The yield of the Ohio Insured Long-Term Portfolio for the 30-day period ended November 30, 1997 was +4.70%.

     The average annual total returns of the Ohio Insured Long-Term Portfolio for the one- and five-year periods ended November 30, 1997, and since its inception on June 18, 1990, were +6.30%, +7.11% and +8.30%, respectively. The average annual total returns of the Ohio Money Market Portfolio for the one- and five-year periods ended November 30, 1997, and since its inception on June 18, 1990, were +3.49%, +3.13% and +3.48%, respectively.

Pennsylvania Tax-Free Fund

     The yield of the Pennsylvania Insured Long-Term Portfolio for the 30-day period ended November 30, 1997 was +4.77%. Yield is calculated daily and premium and discounts on asset-backed securities are not amortized.

     The average annual total returns of the Pennsylvania Insured Long-Term Portfolio for the one-, five-, and ten-year periods ended November 30, 1997 were +6.21%, +7.09% and +8.80%, respectively. The average total returns of the Pennsylvania Money Market Portfolio for the one- and five-year periods ended November 30, 1997, and since its inception on June 13, 1988, were +3.49%, +3.10% and +3.99%, respectively. Total return is computed by determining the average compounded rates of return over the period set forth above that would equate an initial amount invested at the beginning of the period to the ending redeemable value of the investment.

                             CALCULATION OF YIELD

     The current yield of the Money Market Portfolio of each Fund is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Portfolio, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Portfolio by addition 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Portfolio of each applicable Fund for the 7-day base period ended November 30, 1997:

California Tax-Free Fund

                                                      Money Market Portfolio
                                                     -----------------------
                                                             11/30/97
                                                     -----------------------
Value of account at beginning of period ..........          $ 1.00000
Value of same account at end of period* ..........          $ 1.00068
                                                            ---------
Net Change in account value ......................          $  .00068
Annualized Current Net Yield
 (Net Change x 365/7 / average net asset value ...               3.55%
Effective Yield
 [(Net Change) + 1]365/7 -- 1 ....................               3.61%
Average Weighted Maturity of Investments .........             65 days

* Exclusive of any capital changes.

New Jersey Tax-Free

                                                      Money Market Portfolio
                                                     -----------------------
                                                             11/30/97
                                                     -----------------------

Value of account at beginning of period ..........         $ 1.00000
Value of same account at end of period* ..........           1.00067
                                                           ---------
Net Change in account value ......................         $  .00067
Annualized Current Net Yield
 (Net Change x 365/7 /- average net asset value ..              3.51%
Effective Yield
 [(Net Change) + 1]365/7 -- 1 ....................              3.56%
Average Weighted Maturity of Investments .........            56 days

* Exclusive of any capital changes


New York Tax-Free Fund

                                                       Money Market Portfolio
                                                      -----------------------
                                                              11/30/97
                                                      -----------------------

Value of account at beginning of period ...........         $ 1.00000
Value of same account at end of period* ...........         $ 1.00069
                                                            ---------
Net Change in account value .......................         $  .00069
Annualized Current Net Yield
 (Net Change x 365/7 / average net asset value ....             3.63%
Effective Yield
 [(Net Change) + 1]365/7 -- 1 .....................             3.67%
Average Weighted Maturity of Investments ..........           53 days

* Exclusive of any capital changes.


Ohio Tax-Free Fund

                                                       Money Market Portfolio
                                                      -----------------------
                                                              11/30/97
                                                      -----------------------

Value of account at beginning of period ..........            $ 1.00000
Value of same account at end of period* ..........            $ 1.00070
                                                              ---------
Net Change in account value ......................            $  .00070
Annualized Current Net Yield
 (Net Change x 365/7 / average net asset value ...                 3.64%
Effective Yield
  [(Net Change) + 1]365/7 -- 1 ...................                 3.70%
Average Weighted Maturity of Investments .........               60 days

* Exclusive of any capital changes.

Pennsylvania Tax-Free Fund

                                                     Money Market Portfolio
                                                    -----------------------
                                                            11/30/97
                                                    -----------------------

Value of account at beginning of period .........          $ 1.00000
Value of same account at end of period* .........          $ 1.00070
                                                           ---------
Net Change in account value .....................          $  .00070
Annualized Current Net Yield
 (Net Change x 365/7 / average net asset value ..               3.67%
Effective Yield
 [(Net Change) + 1]365/7 -- 1 ...................               3.73%
Average Weighted Maturity of Investments ........             43 days

* Exclusive of any capital changes.

     Each Money Market Portfolio seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. The yield of the Portfolio will fluctuate. Although the Money Market Portfolios invest in high-quality instruments, the shares of the Portfolios are not insured or guaranteed by the U.S. Government. Each Fund has obtained private insurance that partially protects its Money Market Portfolio against default of principal or interest payments on the instruments it holds, and against bankruptcy by issuers and credit enhances of these instruments. Treasury and other U.S. Government securities held by the Portfolios are excluded from this coverage. The annualization of a week's divided is not a representation by the Portfolio as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Portfolio invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Portfolios of the Fund, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

                             PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     The Fund may use one or more of the following unmanaged indexes for comparative performance purposes.

Standard and Poor's 500 Composite Stock Price Index--is a well diversified list of 500 companies representing the U.S. Stock Market.

Standard & Poor's MidCap 400 Index--is composed of 400 medium sized domestic stocks.

Standard & Poor's/BARRA 600 Value Index--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

Standard & Poor's/BARRA 600 Growth Index--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

Russell 1000 Value Index--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

Wilshire 5000 Equity Index--consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

Russell 3000 Stock Index--a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Stock Index--a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000; a widely-used benchmark for small capitalization common stocks.

Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Salomon Brothers Broad Investment-Grade Bond Index--is a market-weighted index that contains over 4,800 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

Lehman Long-Term Treasury Bond Index--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Merrill Lynch Corporate & Government Bond Index--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

Lehman Corporate (Baa) Bond Index--all publicly offered fixed-rate, non-convertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

Lehman Brothers Long-Term Corporate Bond Index--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed rate, non-convertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

Bond Buyer Municipal Bond Index--is a yield index on current coupon high-grade general obligation municipal bonds.

Standard & Poor's Preferred Index--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite Index--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial
Index.

Composite Index--65% Standard & Poor's 500 index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5 % Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

Lehman Long-Term Corporate AA or Better Bond Index--consists of all publicly issued, fixed rate, non-convertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

Lehman Brothers Aggregate Bond Index--is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index-- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

Lehman Brothers Long (10+) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

Lipper Small Company Growth Fund Average--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

Lipper Balanced Fund Average--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Non-Government Money Market Fund Average--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Government Money Market Fund Average--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper General Equity Fund Average--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Fixed Income Fund Average--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

                             INVESTMENT MANAGEMENT

     The Fund receives all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Fund and the other Funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the Senior Officers of the Fund.

     The investment management staff is responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting the Fund to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of the Fund's income.

     A change in securities held by the Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. The annual portfolio turnover rate for each of the Fund's portfolios is set forth under the heading "Financial Highlights" in the Fund's Prospectus. The portfolio turnover rate is not a limiting factor when management deems it desirable to sell or purchase securities. It is impossible to predict whether or not the portfolio turnover rate in future years will vary significantly from the rates in recent years.

                            PORTFOLIO TRANSACTIONS

How Transactions Are Effected

     The types of securities in which the Portfolios invest are generally purchased and sold through principal transactions, meaning that the Portfolios normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the fiscal years ended November 30, 1995, 1996 and 1997, the Fund did not pay any brokerage commissions.

How Brokers and Dealers are Selected

     Vanguard's Fixed Income Group chooses brokers or dealers to handle the purchase and sale of the Portfolios' securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Portfolios purchase a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Portfolios to offset their management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research or other services.

How the Reasonableness of Brokerage Commissions is Evaluated

     As previously explained, the types of securities that the Fund purchases do not normally involve the payment of brokerage commissions. If any brokerage commissions are paid, however, the Fixed Income

Group will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

                              PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments under circumstances where certain economies can be achieved in sales of the Fund's shares.

     Stock Certificates. Your purchase will be made in full and fractional shares of the Fund calculated to three decimal places. Shares are normally held on deposit for shareholders by the Fund, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeeping the certificates and saves the Fund the cost of issuing certificates. Share certificates for the California Insured Intermediate-Term Portfolio, and the Insured Long-Term Portfolios of each Fund are available upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares of these Portfolios, for any shares of the Money Market Portfolios, or for shares of the Florida Insured Tax-Free Fund.

                             REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

     No charge is made by the Fund for redemptions except for wire redemptions of under $5,000 which may be charged a maximum fee of $5.00. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

     Signature Guarantees. To protect your account, the Fund, and Vanguard from fraud, signature guarantees are required for certain redemptions. Signature guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. Signature guarantees are required in connection with: (1) all redemptions, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; and
(2) share transfer requests.

     A signature guarantee may be obtained from banks, brokers and any other guarantor institution that Vanguard deems acceptable.

     The signature guarantees must appear either: (1) on the written request for redemption, (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed, or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                                  SHARE PRICE

     Each Portfolio's share price, or "net asset value" per share, is calculated by dividing the total assets of the Fund, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

     Short term instruments (those with remaining maturities of 60 days or less) may be valued at cost, plus or minus any amortized discount or premium, which approximates market value.

     Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service may be determined without regard to bid or last sale prices of each security, but take into account institutional-size transactions in similar groups of securities as well as any developments related to specific securities.

     Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Board of Directors deems in good faith to reflect fair value.

     It is the policy of the Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for sales and redemptions. The instruments held by the Money Market Portfolio are valued on the basis of amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price which each Money Market Portfolio would receive it if sold the instrument.

     The use of amortized cost and the maintenance of each Money Market Portfolio's net asset value at $1.00 is based on its election to operate under Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, each Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest only in securities that are determined by methods approved by the Trustees to present minimal credit risks and that are of high quality as determined by the requisite rating services, or in the case of an instrument not so rated, determined by methods approved by the Trustees to be of comparable quality. The Trustees have also agreed to establish procedures reasonably designed, taking into account current market conditions and each Money Market Portfolio's investment objective, to stabilize the net asset value per share as computed for purposes of sales and redemptions at $1.00.

     The share price for each Portfolio can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard Funds.

                              VALUATION OF SHARES

     The valuation of shares of the California Insured Intermediate-Term Portfolio and each of the Insured Long-Term Portfolios is described in detail in the Prospectus.

     Money Market Portfolios. The net asset value per share of the Money Market Portfolio of each Fund is determined on each day that the New York Stock Exchange is open.

     It is the policy of each Money Market Portfolio to attempt to maintain a net asset value of $1.00 per share for purposes of sales and redemptions. The constant net asset value is not guaranteed. Although the Money Market Portfolios invest in high-quality instruments, the shares of the Portfolios are not insured or guaranteed by the U.S. Government. The instruments held by the Money Market Portfolios are valued on the basis of amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at-cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainly in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of a Portfolio computed as described above under Calculation of Yield may tend to be higher than a like computation made by a Fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply in a period of rising interest rates.

     The valuation of the Money Market Portfolios' instruments based upon their amortized cost and the commitment to maintain the Portfolios' per share net asset value of $1.00 is permitted by Rule 2a-7 under the Investment Company Act of 1940, pursuant to which the Funds have agreed to adhere to certain conditions. Accordingly, the Funds have agreed to maintain a dollar-weighted average portfolio maturity for the Money Market Portfolios of 90 days or less, to purchase instruments having remaining maturities of 13 months or less only, and to invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks.

     It is a fundamental objective of management to maintain the Portfolios' price per share as computed for the purpose of sales and redemptions at $1.00. The Trustees have established procedures designed to achieve this objective. Such procedures will include a review of the Portfolios' holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Portfolios' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they have agreed to take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to majority to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; making a special capital distribution; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations.

                            MANAGEMENT OF THE FUND

OFFICERS AND TRUSTEES

     The Fund's Officers, under the supervision of the Board of Trustees, manage the day-to-day operations of the Fund. The Trustees set broad policies for the Fund and choose its Officers. A list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below. As of November 30, 1997, the Trustees owned less than 1% of the Fund's outstanding shares. The mailing address of the Fund's Trustees and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, (DOB: 5/8/1929) Senior Chairman and Trustee*
   Senior Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, (DOB: 7/29/1954) Chairman, Chief Executive Officer & Trustee*
   Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, (DOB: 9/28/1935) Trustee
   Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER, (DOB: 10/11/1928) Trustee
   Director of The Great Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.

BURTON G. MALKIEL, (DOB: 8/28/1932) Trustee
   Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England
   Telecommunications Company.

ALFRED M. RANKIN, (DOB: 10/8/1941) Trustee
   Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BF Goodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, (DOB: 6/12/1936) Trustee
   President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., President of New York University; Director of Pacific Gas and Electric Company, Procter and Gamble Company, and NACCO Industries.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Trustee
   Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Trustee
   Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company, and The Mead Corporation; and Trustee of Vanderbilt University.

RICHARD F. HYLAND, (DOB: 3/22/1937) Treasurer*
   Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*
   Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

KAREN E. WEST, (DOB: 9/13/1946) Controller*
   Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

------------------------
* Mr. Bogle and the Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

The Vanguard Group

     The Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc., the Fund and the other funds (the "Vanguard Funds") in the Group obtain at-cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds, including the Fund.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Vanguard Funds and also furnishes the Vanguard Funds with necessary office space, furnishings and equipment. Each Vanguard Fund pays its share of Vanguard's net expenses which are allocated among the Vanguard Funds under methods approved by the Board of Trustees (Directors) of each Vanguard Fund. In addition, each Vanguard Fund bears its own direct expenses such as legal, auditing and custodian fees. In order to generate additional revenues for Vanguard and thereby reduce the Vanguard Fund's expenses, Vanguard also provides certain administrative services to other organizations.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Vanguard Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group, Inc. was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Vanguard Funds. The Funds' Service Agreement provides for the following arrangement: (a) each Vanguard Fund may invest up to 0.40% of its current net assets in Vanguard, and (b) there is no restriction on the maximum aggregate cash investment that the Vanguard Funds may make in Vanguard. The amounts which each of the Vanguard Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1997, the Funds' capital contribution was as follows: Vanguard California Tax-Free Fund had contributed capital of $242,000 to Vanguard representing 1.2% of Vanguard's capitalization. Vanguard Florida Insured Tax-Free Fund had contributed $41,000 to Vanguard, representing 0.2% of Vanguard's capitalization. Vanguard New Jersey Tax-Free Fund had contributed $131,000 to Vanguard, representing 0.7% of Vanguard's capitalization. Vanguard New York Tax-Free Fund had contributed $83,000 to Vanguard, representing 0.4% of Vanguard's capitalization. Vanguard Ohio Tax-Free Fund had contributed $37,000 to Vanguard, representing 0.2% of Vanguard's capitalization. Vanguard Pennsylvania Tax-Free Fund had contributed $224,000 to Vanguard, representing 1.1% of Vanguard's capitalization.

     Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1997, each of the Funds' share of Vanguard's actual net costs of operations relating to management and administrative services (including transfer agency) were as follows: Vanguard California Tax-Free Fund totaled approximately $4,089,000. Vanguard Florida Insured Tax-Free Fund totaled approximately $785,000. Vanguard New Jersey Tax-Free Fund totaled approximately $2,580. Vanguard New York Tax-Free Fund totaled approximately $1,593,000. Vanguard Ohio Tax-Free Fund totaled approximately $676,000. Vanguard Pennsylvania Tax-Free Fund totaled approximately $4,382,000.

     Distribution. Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as a Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Trustees (Directors) and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the year ended November 30, 1997, the Group's distribution and marketing expenses attributable to the Funds were as follows: Vanguard California Tax-Free Fund paid approximately $883,000. Vanguard Florida Insured Tax-Free Fund paid approximately $137,000. Vanguard New Jersey Tax-Free Fund paid approximately $509,000. Vanguard New York Tax-Free Fund paid approximately $241,000. Vanguard Ohio Tax-Free Fund paid approximately $142,000. Vanguard Pennsylvania Tax-Free Fund paid approximately $826,000.

     Investment Advisory Services. Vanguard also provides investment advisory services to: Vanguard Municipal Bond Fund; Vanguard Money Market Reserves; Vanguard Admiral Funds; the several Portfolios of Vanguard Fixed Income Securities Fund; Vanguard Institutional Index Fund; Vanguard Bond Index Fund; Vanguard California Tax-Free Fund; Vanguard Florida Insured Tax-Free Fund; Vanguard New Jersey Tax-Free Fund; Vanguard New York Tax-Free Fund; Vanguard Ohio Tax-Free Fund; Vanguard Pennsylvania Tax-Free Fund; Vanguard Tax-Managed Fund; the Aggressive Growth Portfolio of Vanguard Horizon Fund; the Total International Portfolio of Vanguard STAR Fund; the REIT Index Portfolio of Vanguard Specialized Portfolios; Vanguard Balanced Index Fund; Vanguard Index Trust; Vanguard International Equity Index Fund; a secured Portfolio of Vanguard Variable Insurance Fund; a portion of Vanguard/Windsor II; a portion of Vanguard/Morgan Growth Fund; a portion of Vanguard Explorer Fund; as well as several indexed separate accounts. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services. The following table shows, for the years ended November 30, 1995, 1996 and 1997, approximately how much the Funds paid of Vanguard's investment advisory expenses.

                    Fund                       Year Ended 11/30/95    Year Ended 11/30/96    Year Ended 11/30/97
--------------------------------------------  ---------------------  ---------------------  --------------------
Vanguard California Tax-Free Fund ..........         $286,000               $313,000              $470,000
Vanguard Florida Insured Tax-Free Fund .....         $ 46,000               $ 58,000              $ 82,000
Vanguard New Jersey Tax-Free Fund ..........         $201,000               $211,000              $274,000
Vanguard New York Tax-Free Fund ............         $101,000               $110,000              $150,000
Vanguard Ohio Tax-Free Fund ................         $ 43,000               $ 49,000              $ 77,000
Vanguard Pennsylvania Tax-Free Fund ........         $339,000               $357,000              $466,000

Director/Trustee Compensation

     The individuals in the tables below serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.

     Independent Directors/Trustees. The Funds compensate their independent Directors/Trustees--that is, the ones who are not also officers of the Fund--in three ways:

o The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

o The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

o Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Directors'/Trustees' death.

     "Interested" Directors/Trustees. The Funds' interested
Directors/Trustees--Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

     Compensation Table. The following tables provide compensation details for each of the Trustees. For the Funds, we list the amount paid as compensation and accrued as retirement benefits by the Fund for each Trustee. In addition, the table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each Director/Trustee by all Vanguard Funds. All information shown is for the fiscal year ended November 30, 1997.

                       VANGUARD CALIFORNIA TAX-FREE FUND
                              COMPENSATION TABLE

                                    Aggregate     Pension or Retirement       Estimated         Total Compensation
                                  Compensation     Benefits Accrued as     Annual Benefits    From All Vanguard Funds
Name of Trustees                    From Fund     Part of Fund Expenses    Upon Retirement     Paid to Trustees (2)
-------------------------------  --------------  -----------------------  -----------------  ------------------------
John C. Bogle(1) ..............        None                None                   None                   None
John J. Brennan(1) ............        None                None                   None                   None
Barbara Barnes Hauptfuhrer.....       $ 859               $ 128                $15,000                $70,000
Robert E. Cawthorn ............       $ 859               $ 107                $13,000                $70,000
Burton G. Malkiel .............       $ 861               $  86                $15,000                $70,000
Alfred M. Rankin, Jr. .........       $ 859               $  67                $15,000                $70,000
John C. Sawhill ...............       $ 859               $  80                $15,000                $70,000
James O. Welch, Jr. ...........       $ 859               $  99                $15,000                $70,000
J. Lawrence Wilson ............       $ 859               $  71                $15,000                $70,000

(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.

(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel).

                    VANGUARD FLORIDA INSURED TAX-FREE FUND
                              COMPENSATION TABLE

                                    Aggregate     Pension or Retirement       Estimated         Total Compensation
                                  Compensation     Benefits Accrued as     Annual Benefits    From All Vanguard Funds
Name of Trustees                    From Fund     Part of Fund Expenses    Upon Retirement     Paid to Trustees (2)
-------------------------------  --------------  -----------------------  -----------------  ------------------------
John C. Bogle(1) ..............        None               None                    None                   None
John J. Brennan(1) ............        None               None                    None                   None
Barbara Barnes Hauptfuhrer.....       $ 151               $  23                $15,000                $70,000
Robert E. Cawthorn ............       $ 151               $  19                $13,000                $70,000
Burton G. Malkiel .............       $ 155               $  15                $15,000                $70,000
Alfred M. Rankin, Jr. .........       $ 151               $  12                $15,000                $70,000
John C. Sawhill ...............       $ 151               $  14                $15,000                $70,000
James O. Welch, Jr. ...........       $ 151               $  17                $15,000                $70,000
J. Lawrence Wilson ............       $ 151               $  13                $15,000                $70,000

(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.

(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel).

                       VANGUARD NEW JERSEY TAX-FREE FUND
                              COMPENSATION TABLE

                                    Aggregate     Pension or Retirement       Estimated         Total Compensation
                                  Compensation     Benefits Accrued as     Annual Benefits    From All Vanguard Funds
Name of Trustees                    From Fund     Part of Fund Expenses    Upon Retirement     Paid to Trustees (2)
-------------------------------  --------------  -----------------------  -----------------  ------------------------
John C. Bogle(1) ..............        None               None                    None                   None
John J. Brennan(1) ............        None               None                    None                   None
Barbara Barnes Hauptfuhrer.....       $ 514               $ 77                 $15,000                $70,000
Robert E. Cawthorn ............       $ 514               $ 64                 $13,000                $70,000
Burton G. Malkiel .............       $ 514               $ 51                 $15,000                $70,000
Alfred M. Rankin, Jr. .........       $ 514               $ 40                 $15,000                $70,000
John C. Sawhill ...............       $ 514               $ 48                 $15,000                $70,000
James O. Welch, Jr. ...........       $ 514               $ 59                 $15,000                $70,000
J. Lawrence Wilson ............       $ 514               $ 43                 $15,000                $70,000

(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.

(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel).

                        VANGUARD NEW YORK TAX-FREE FUND
                              COMPENSATION TABLE

                                    Aggregate     Pension or Retirement       Estimated         Total Compensation
                                  Compensation     Benefits Accrued as     Annual Benefits    From All Vanguard Funds
Name of Trustees                    From Fund     Part of Fund Expenses    Upon Retirement     Paid to Trustees (2)
-------------------------------  --------------  -----------------------  -----------------  ------------------------
John C. Bogle(1) ..............        None               None                    None                   None
John J. Brennan(1) ............        None               None                    None                   None
Barbara Barnes Hauptfuhrer.....       $ 287               $ 43                 $15,000                $70,000
Robert E. Cawthorn ............       $ 287               $ 36                 $13,000                $70,000
Burton G. Malkiel .............       $ 291               $ 28                 $15,000                $70,000
Alfred M. Rankin, Jr. .........       $ 287               $ 23                 $15,000                $70,000
John C. Sawhill ...............       $ 287               $ 27                 $15,000                $70,000
James O. Welch, Jr. ...........       $ 287               $ 33                 $15,000                $70,000
J. Lawrence Wilson ............       $ 287               $ 24                 $15,000                $70,000

(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.

(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel).

                          VANGUARD OHIO TAX-FREE FUND
                              COMPENSATION TABLE

                                    Aggregate     Pension or Retirement       Estimated         Total Compensation
                                  Compensation     Benefits Accrued as     Annual Benefits    From All Vanguard Funds
Name of Trustees                    From Fund     Part of Fund Expenses    Upon Retirement      Paid to Trustees(2)
-------------------------------  --------------  -----------------------  -----------------  ------------------------
John C. Bogle(1) ..............        None               None                    None                   None
John J. Brennan(1) ............        None               None                    None                   None
Barbara Barnes Hauptfuhrer.....       $ 140               $ 21                 $15,000                $70,000
Robert E. Cawthorn ............       $ 140               $ 18                 $13,000                $70,000
Burton G. Malkiel .............       $ 145               $ 14                 $15,000                $70,000
Alfred M. Rankin, Jr. .........       $ 140               $ 11                 $15,000                $70,000
John C. Sawhill ...............       $ 140               $ 13                 $15,000                $70,000
James O. Welch, Jr. ...........       $ 140               $ 16                 $15,000                $70,000
J. Lawrence Wilson ............       $ 140               $ 12                 $15,000                $70,000

(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.

(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel).

                      VANGUARD PENNSYLVANIA TAX-FREE FUND
                              COMPENSATION TABLE

                                    Aggregate     Pension or Retirement       Estimated         Total Compensation
                                  Compensation     Benefits Accrued as     Annual Benefits    From All Vanguard Funds
Name of Trustees                    From Fund     Part of Fund Expenses    Upon Retirement     Paid to Trustees (2)
-------------------------------  --------------  -----------------------  -----------------  ------------------------
John C. Bogle(1) ..............        None                None                   None                   None
John J. Brennan(1) ............        None                None                   None                   None
Barbara Barnes Hauptfuhrer.....       $ 867               $ 129                $15,000                $70,000
Robert E. Cawthorn ............       $ 867               $ 108                $13,000                $70,000
Burton G. Malkiel .............       $ 871               $  87                $15,000                $70,000
Alfred M. Rankin, Jr. .........       $ 867               $  68                $15,000                $70,000
John C. Sawhill ...............       $ 867               $  81                $15,000                $70,000
James O. Welch, Jr. ...........       $ 867               $  99                $15,000                $70,000
J. Lawrence Wilson ............       $ 867               $  72                $15,000                $70,000

(1) As "Interested Trustees," Messrs. Bogle and Brennan receive no compensation for their service as Trustees.

(2) The amounts reported in this column reflect the total compensation paid to each Trustee for their service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel).

                    DESCRIPTION OF SHARES AND VOTING RIGHTS

     The Funds were organized as Pennsylvania business trusts on the following dates: Vanguard California Tax-Free Fund - October 16, 1985; Vanguard Florida Insured Tax-Free Fund - May 22, 1992; Vanguard New Jersey Tax-Free Fund - September 25, 1987; Vanguard New York Tax-Free Fund - October 16, 1985; Vanguard Ohio Tax-Free Fund - March 16, 1990; Vanguard Pennsylvania Tax-Free Fund - January 15, 1986.

     The Declaration of Trust (as amended and restated on January 15, 1986 for Vanguard California Tax-Free Fund, and for Vanguard New York Tax-Free Fund) permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of separate classes ("Portfolios") of shares. Currently, the California Tax-Free Fund is offering shares of three Portfolios, the Florida Insured Tax-Free Fund is offering shares of one Portfolio, and the New Jersey, New York, Ohio and Pennsylvania Tax-Free Funds are offering shares of two Portfolios.

     The shares of the Fund are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares of the Fund have no preemptive rights. The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

     The Fund will continue without limitation of time, provided, however that:

      1) Subject to the majority vote of the holders of shares of the Fund outstanding, the Trustees may sell or convert the assets of the Fund to another investment company in exchange for shares of such investment company, and distribute such shares, ratably among the shareholders of the Fund.

      2) Subject to the majority vote of shares of the Fund outstanding, the Trustees may sell and convert into money the assets of the Fund and distribute such assets ratably among the shareholders of the Fund.

     Upon completion of the distribution of the remaining proceeds or the remaining assets of any Portfolio as provided in paragraphs 1) and 2) above the Fund shall terminate and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be canceled and discharged.

Shareholder and Trustee Liability

     Under Pennsylvania law shareholders of such a Trust may under certain circumstances, be held personally liable as partners for the obligations of the Fund. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of the Fund property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                             FINANCIAL STATEMENTS

     The Funds' respective financial statements as of and for the year ended November 30, 1997, appearing in the Funds' respective 1997 Annual Reports to Shareholders, and the respective reports thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Funds' respective 1997 Annual Reports to Shareholders are available upon request.

        APPENDIX A -- DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

     Municipal Bonds -- General. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes and tax-exempt commercial papers.

     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Fund will invest are payable on not more than 397 days' notice. Each note purchased by the Fund will meet the quality criteria set out above for the Fund.

     The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute stands of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Fund.

     The Portfolios may purchase Municipal Bonds subject to so-called "demand features." In such cases the Portfolio may purchase a security that is nominally long-term but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity date.

     From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of the Fund to achieve its investment objective. In that event, the Fund's Trustees and Officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Portfolio to achieve its respective investment objective. In that event, the Fund's Trustees and Officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies. (For more information please refer to "Risk Factors" on page B-7.)

     Ratings. Excerpts from Moody's Investors Service, Inc.'s Municipal Bond ratings: Aaa -- judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa -- judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally know as "high grade bonds"; A -- possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa -- considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba -- protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B -- lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa -- poor standing; may be in default or there may be present elements of danger with respect to principal and interest; Ca -- speculative in a high degree; often in default; C -- lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

     Description of Moody's ratings of state and municipal notes: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:
MIG-1 -- Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2 -- High quality with margins of protection ample although not so large as in the preceding group.

     Description of Moody's highest commercial paper rating: Prime-1 ("P-1") -- Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

     Excerpts from Standard & Poor's Corporation's Municipal Bond ratings: AAA -- has the highest rating assigned by S&P; extremely strong capacity to pay principal and interest; AA -- has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A -- has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB -- regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB -- B - CCC -- CC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation; BB is being paid; D -- in default, and payment of principal and/or interest is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Excerpt from Standard & Poor's Corporation's rating of municipal note issues: SP-1+ -- very strong capacity to pay principal and interest; SP-1 -- strong capacity to pay principal and interest.

     Description of S&P's highest commercial papers ratings: A-1+ -- This designation indicates the degree of safety regarding timely payment is overwhelming. A-1 -- This designation indicates the degree of safety regarding timely payment is very strong.

                                     PART C
                        VANGUARD NEW YORK TAX-FREE FUND
                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits
     (a) Financial Statements


     The Registrant's audited Financial Statements for the year ended November 30, 1997, including Price Waterhouse LLP's report thereon, are incorporated by reference in the Statement of Additional Information from the Registrant's 1997 Annual Report to Shareholders which has been filed with the Commission.


  (b) Exhibits

Exhibit Number                               Description
--------------                               -----------
   1 ...............   Declaration of Trust**
   2 ...............   By-Laws of Registrant**
   3 ...............   Not Applicable
   4 ...............   Not Applicable
   5 ...............   Not Applicable
   6 ...............   Not Applicable
   7 ...............   Reference is made to the section entitled "Management
                       of the Fund" in the Registrant's Statement of
                       Additional Information
   8 ...............   Form of Custody Agreement**
   9 ...............   Form of Funds' Service Agreement**
  10 ...............   Opinion of Counsel**
  11 ...............   Consent of Independent Accountants*
  12 ...............   Financial Statements -- reference is made to (a) above
  13 ...............   Not Applicable
  14 ...............   Not Applicable
  15 ...............   Not Applicable
  16 ...............   Schedule for Computation of Performance Quotations*
  27 ...............   Financial Data Schedule*

------------
 * Filed herewith
** Previously filed

Item 25. Persons Controlled by or under Common Control with Registrant

     Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

Item 26. Number of Holders of Securities

     As of November 30, 1997 the number of shareholders of each Portfolio was as follows:

           New York Insured Long-Term Portfolio............ 20,125
           New York Money Market Portfolio.................  1,728

Item 27. Indemnification

     Reference is made to Article XI of Registrant's Declaration of Trust.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

     Investment advisory services are provided to the Registrant on an at-cost basis by The Vanguard Group, Inc., a jointly-owned subsidiary of the Registrant and the other Funds in the Group. See the information concerning The Vanguard Group set forth in Parts A and B.

Item 29. Principle Underwriters

     (a) None

     (b) Not Applicable

Item 30. Location of Accounts and Records

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, CoreStates Bank, N.A., Philadelphia, PA.

Item 31. Management Services

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund," the Registrant is not a party to any management-related service contract.

Item 32. Undertakings

     Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 18th day of March, 1998.

                                          VANGUARD NEW YORK TAX-FREE FUND



                                        By   /s/ JOHN J. BRENNAN
                                            -----------------------------------
                                                (Raymond J. Klapinsky)
                                                  John J. Brennan*,
                                           Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

               Signatures                             Title                    Date
               ----------                             -----                    ----

By:   /s/ JOHN C. BOGLE                     Senior Chairman of the        March 18, 1998
   ---------------------------------        Board and Trustee
        (Raymond J. Klapinsky)
            John C. Bogle*


By:   /s/ JOHN J. BRENNAN                   Chairman, Chief Executive     March 18, 1998
   ---------------------------------        Officer and Trustee
      (Raymond J. Klapinsky)
         John J. Brennan*

      /s/ BARBARA B. HAUPTFUHRER            Trustee                       March 18, 1998
By: --------------------------------
      (Raymond J. Klapinsky)
      Barbara B. Hauptfuhrer*

      /s/ JOHN C. SAWHILL                   Trustee                       March 18, 1998
By: ---------------------------------
      (Raymond J. Klapinsky)
        John C. Sawhill*

      /s/ ROBERT E. CAWTHORN                Trustee                       March 18, 1998
By: ---------------------------------
      (Raymond J. Klapinsky)
       Robert E. Cawthorn*

      /s/ ALFRED M. RANKIN, JR.             Trustee                       March 18, 1998
By: ---------------------------------
      (Raymond J. Klapinsky)
      Alfred M. Rankin, Jr.*

      /s/ BURTON G. MALKIEL                 Trustee                       March 18, 1998
By: ---------------------------------
      (Raymond J. Klapinsky)
        Burton G. Malkiel*

      /s/ JAMES 0. WELCH, JR                Trustee                       March 18, 1998
By: ---------------------------------
      (Raymond J. Klapinsky)
       James O. Welch, Jr.*

      /s/ J. LAWRENCE WILSON                Trustee                       March 18, 1998
By: ---------------------------------
      (Raymond J. Klapinsky)
       J. Lawrence Wilson*

      /s/ RICHARD HYLAND                    Trustee                       March 18, 1998
By: ---------------------------------
      (Raymond J. Klapinsky)
       Richard Hyland*

      /s/ RICHARD J. KLAPINSKY              Secretary                     March 18, 1998
By: ---------------------------------
      (Raymond J. Klapinsky)
       Raymond J. Klapinsky

* By Power of Attorney -- See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Accountants......................  EX-99.B11
Schedule for Computation of Performance Quotations......  EX-99.B16
Financial Data Schedule.................................  EX-27